As filed via EDGAR with the Securities and Exchange Commission on April 30, 1999.
                                                               File No. 33-12738
                                                                ICA No. 811-5063
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                        Pre-Effective Amendment No. _____          [ ]

                       Post-Effective Amendment No. 21             [X]

                                       and

                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940              [X]

                              Amendment No. 23                     [X]

                         Cornerstone Fixed Income Funds
               (Exact name of registrant as specified in charter)

                                 67 Wall Street
                            New York, New York 10005
                     (Address of principal executive office)

                                 (212) 809-1855
                        (Area code and telephone number)

                                   Copies to:

Stephen C. Leslie                           Carl Frischling, Esq.
Cornerstone Equity Advisors, Inc.           Kramer Levin Naftalis & Frankel LLP
67 Wall Street                              919 Third Avenue
New York, New York  10005                   New York, New York 10022

-------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:



[x]  Immediately upon filing pursuant to   [ ]  on ______________ pursuant to
     paragraph (b)                              paragraph (b)


[ ]  60 days after filing pursuant to      [ ]  on (           ) pursuant to
     paragraph (a)(1)                           paragraph (a)(1)


[ ]  75 days after filing pursuant to      [ ]  on (          ) pursuant to
     paragraph (a)(2)                           of paragraph (a)(2) rule 485.


If appropriate, check the following box:



[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                          Cornerstone Fixed Income Funds
                  Cornerstone High-Yield Municipal Bond Series




        This Prospectus pertains to the Cornerstone High-Yield Municipal Bond Series (the "Fund") of the Cornerstone Fixed Income Funds.






                                   Prospectus

                                 April 30, 1999












AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS



-------------------------------------------------------------------------------

Risk/Return Summary............................................................
Financial Highlights...........................................................
Investment Objective Principal  Investment  Strategies.........................
Principal Risks................................................................
Year 2000......................................................................
Management.....................................................................
Pricing of Fund Shares.........................................................
Purchase of Shares.............................................................
Redemption of Shares...........................................................
Distribution Expenses..........................................................
Dividends and Tax Matters......................................................

-------------------------------------------------------------------------------

                               RISK/RETURN SUMMARY


Investment Objective and Principal Strategy Overview

The Fund seeks to provide a high level of income that is excluded from federal income tax. The Fund will attempt to achieve its objective by investing at least 80% of its total assets in lower quality municipal securities by (i.e., high yield, high risk debt securities) the interest from which is excluded from federal income tax. In addition, the Fund will invest in variable and floating rate instruments, zero coupon bonds, and "when-issued" securities, enter into futures contracts and purchase options, and borrow for investment purposes. The Fund normally purchases long-term municipal bonds with maturities of 20 years or greater because such municipal bonds generally produce higher yields than short-term municipal bonds. The Fund may, however, decide to invest in securities with shorter maturities.

Principal Risks of Investing in the  Fund

There is no guarantee that the Fund will achieve its stated objective. In fact, you could lose money by investing in the Fund. In making your investment decision, you should understand that the Fund's net asset value (NAV), yield, and total return may be adversely affected by any or all of the following factors:

o High yield, high risk debt securities carry a high degree of credit risk because its issuers may fail to make timely payments of interest and principal on the Fund's investments. High yield, high risk debt securities are regarded as speculative investments.

o Rising interest rates cause the prices of debt securities to decrease and falling rates cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Variable and inverse floating rate instruments and zero coupon bonds, in particular, are extremely sensitive to interest rate changes.

o The Fund is non-diversified, which means that a relatively high percentage of the Fund's assets may be invested in a limited number of issuers. Consequently, its performance may be more vulnerable to changes in the market value of a single issuer or group of issuers.

o The market for futures and options contracts may be illiquid, which could prevent the Fund from liquidating futures positions and subjecting the Fund to substantial losses. In addition, the prices of the securities being hedged may not move in step with the prices in a futures contract, which could create losses for the Fund.

o Borrowing for investment purposes, otherwise known as leveraging, is a speculative practice that could result in losses for the Fund that would be greater in degree than if leverage was not employed.

o It is expected that a substantial portion of the assets of the Fund will be derived from professional money managers and investors who intend to invest in the Fund as part of an asset-allocation or market-timing investment strategy. These investors are likely to redeem or exchange their Fund shares frequently to take advantage of anticipated changes in market conditions. The strategies employed by investors in the Fund may result in considerable assets moving in and out of the Fund. Consequently, the Fund expects that it will generally experience significant portfolio turnover, which will likely cause higher expenses and additional costs and may adversely affect the ability of the Fund to meet its investment objective.



Summary of Past Performance


The bar chart and table shown below indicate the risks of investing in the Fund. The bar chart shows the performance of the Fund for each of the last 10 calendar years. The table shows how the Fund's average annual return for 1, 5, and 10 years compare with those of a broad measure of market performance.


        Bar Chart


The bar chart illustrates how the Fund's returns vary from year to year. As always, past performance is no way to predict future performance.

1998         1997        1996        1995        1994         1993       1992       1991        1990         1989

0.74%       15.71%      4.05%       25.70%      (12.92)%     5.12%      6.26%      10.14%      (5.85)%      5.91%




The Fund's best  performance  for one  quarter  was 9.16% for the quarter  ended
 12/31/95. The Fund's worst performance for one quarter was (5.84)% for the quarter ended 3/31/94.


        Average Annual Total Returns Table


The table below shows the Fund's average annual total returns for the 1, 5, and 10 year periods of the Fund's existence in comparison to the Lehman Brothers Municipal Bond Index for the same periods. The table provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for the periods noted compare with that of a broad measure of market performance. As always, past performance is no way to predict future performance.

Average Annual Returns as                  One Year                 5 years             10 Years
of 12/31/98
Cornerstone High-Yield Municipal
Bond Series                                 0.74%                    5.83%               5.00%


Lehman Brothers Municipal
Bond Index                                  6.48%                    6.22%               8.22%




Fees and Expenses of the  Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases

(as percentage of offering price)......................................... None
Maximum Deferred Sales Charge (Load)...................................... None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends

 and other Distributions.................................................. None
Redemption Fee (as a percentage of amount redeemed, if applicable)........ $12*
Exchange Fee.............................................................. None
Maximum Account Fee....................................................... None


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


Management Fees.......................................................... 0.80%
Distribution [and/or Service] (12b-1) Fees............................... 0.50%
Other Expenses........................................................... 2.90%

Total Annual Fund Operating Expenses..................................... 4.20%


* The Transfer Agent charges a $12 service fee for each payment of redemption proceeds made by wire.

        Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

        The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

        1 Year        3 Years       5 Years        10 Years
        ------        -------       -------        --------


         $422          $1,275         $2,142        $4,372

                              FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McGladrey & Pullen, LLP, whose report, along with the Fund's financial statements, are included in the Annual Report which is available upon request:


                                                                      Year Ended December 31,

                                                      1998+         1997         1996        1995         1994
                                                      ----          ----         ----        ----         ----
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of year..............     $ 7.53        $ 6.86      $ 7.07       $ 5.92       $ 7.27
                                                     ------        ------      ------       ------       ------

Income from investment operations:
Net investment income...........................       0.29          0.37        0.47         0.34         0.43

Net realized and unrealized gains/(losses) on         (0.23)        0 .67       (0.21)        1.15        (1.35)
investments.....................................

    Total from investment operations............       0.06          1.04        0.26         1.49        (0.92)

Less distributions
Dividends from net investment income............      (0.29)        (0.37)      (0.47)       (0.34)       (0.43)
                                                     ------        ------      ------       ------       ------

Net asset value, end of year....................     $ 7.30        $ 7.53      $ 6.86       $ 7.07       $ 5.92
                                                     ------        ------      ------       ------       ------



Total Return....................................       0.74%        15.71%       4.05%       25.70%      (12.92%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted).........     $1,572        $2,255      $1,858       $1,457       $  979

Ratios to average net assets:
    Interest expense............................       .84%           --         --           --           --

    Operating expenses..........................      3.36%          2.58%       2.49%        2.50%        2.50%
                                                     ------        ------      ------       ------       ------

        Total expenses..........................      4.20%          2.58%*      2.49%*       2.50%*       2.50%*

    Net investment income.......................      3.63%          5.12%*      6.85%*      5 .15%*       6.70%*

Portfolio turnover rate.........................      57.02%       133.79%     139.26%       43.51%       75.31%

* These ratios are after expense reimbursement of 3.52%, 4.59%, 6.22% and 6.20%, for each of the years ended December 31, 1997, 1996, 1995 and 1994, respectively.

+   See "Management" for changes in investment adviser during 1998.

            INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

        The investment objective of the Fund is to provide a high level of current income excluded from federal income taxes through the investment in a portfolio of lower quality municipal bonds.

        The policy of the Fund is to invest under normal circumstances at least 80% of its assets in debt securities issued by, or on behalf of, states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, or instrumentalities, the interest on which is excluded from federal income tax (municipal bonds). As a temporary defensive measure under certain market conditions, the Fund may invest up to 50% of its assets in short-term taxable investments.

        The Fund invests at least 65% of its assets in the lower quality, high-yield municipal bonds that are rated BB or lower by Standard & Poor's Corporation (S&P) or Ba or lower by Moody's Investors Service, Inc. (Moody's) or are unrated but judged by the Fund's investment adviser to be of at least comparable quality. The Fund may not invest any of its assets in municipal bonds that are not currently paying income or in municipal bonds that are rated lower than C by S&P or Moody's. There is no limit on the percentage of its assets that the Fund may invest in unrated securities that would otherwise qualify for purchase by the Fund. Although the Fund invests its assets predominantly in the lower quality municipal bonds described above due to the higher yield they provide, the Fund may under certain conditions invest in higher quality securities. For example, certain securities with higher risk characteristics that the Fund invests in, such as inverse floaters and previously non-rated zero coupon bonds that have been escrowed with government securities, may have relatively high credit ratings, but still may have higher risk characteristics that make them appropriate for high yield investors.

        The Fund normally purchases long-term municipal bonds with maturities of 20 years or greater because such municipal bonds generally produce higher yields than short-term municipal bonds. Although the market value of all fixed-income securities generally varies inversely with changes in interest rates, long-term securities are more exposed to this variation than short-term securities and thus more likely to cause some instability in the Fund's share price. The Fund reserves the right to vary the average maturity of securities it holds. A large portion of the Fund's assets may be invested in municipal bonds whose interest payments are derived from revenues from similar projects or whose issuers share the same geographic location. Consequently, the asset value and performance of the Fund may be more susceptible to certain economic, political, or regulatory developments than if the Fund had a more diversified portfolio of investments. In making investments, the Fund considers the advice of its investment adviser and uses the Fund's research facilities to perform its own credit analysis, consisting of an examination of the economic feasibility of revenue bond project financings and general purpose borrowings; the financial condition of the issuer or guarantor with respect to liquidity; cash flow and ability to meet anticipated debt service requirements; and various economic, political, industrial, and geographic trends. Through credit analysis and portfolio diversification, investment risk can be reduced; however, there can be no assurances that losses will not occur.


         The Fund also invests, from time to time, a portion of its assets in higher quality municipal bonds (those rated BBB or above by S&P or Baa or above by Moody's), such as when there is an influx of assets and sufficient suitable lower quality municipal bonds are not available, or during a period when yield spreads among municipal bonds are narrow and the marginally higher yields of lower quality municipal bonds do not justify, in the judgment of the investment adviser of the Fund, the increased risk involved. Securities rated BBB by S&P or Baa by Moody's are considered medium grade, neither highly protected nor poorly secured, with some elements of uncertainty over any great length of time and certain speculative characteristics as well.




Participation Interests, Variable and Inverse Floating Rate Instruments

        The Fund may purchase participation interests from financial institutions. These participation interests give the purchaser an undivided interest in one or more underlying municipal obligations. The Fund may also invest in municipal obligations which have variable interest rates that are readjusted periodically. Such readjustment may be based either upon a predetermined standard, such as a bank prime rate or the U.S. Treasury bill rate, or upon prevailing market conditions. Many variable instruments are subject to redemption or repurchase at par on demand by the Fund (usually upon no more than seven days' notice). All variable rate instruments must meet the quality standards of the Fund. The Manager will monitor the pricing, quality and liquidity of the variable rate municipal obligations held by the Fund. The Fund may purchase inverse floaters which are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index.

        The Fund may purchase various types of structured municipal bonds whose interest rates fluctuate according to changes in other interest rates for some period and then revert to a fixed rate. The relationship between the interest rate on these bonds and the other interest rate or index may be direct or inverse, or it may be based on the relationship between two other interest rates such as the relationship between taxable and tax-exempt interest rates.


Zero Coupon Bonds

         Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases in accordance with the length of the period to maturity.

When-lssued Purchases

        Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs between 15-45 days from the date of purchase. During the period between purchase and settlement, no interest accrues to the purchase. The price that the Fund would be required to pay may be in excess of the market value of the security on the settlement date. While securities may be sold prior to the settlement date, the Fund intends to purchase such securities for the purpose of actually acquiring them unless a sale becomes desirable for investment reasons. At the time the Fund makes a commitment to purchase a municipal security on a when-issued basis , it will record the transaction and reflect the value of the security in determining its net asset value. That value may fluctuate from day to day in the same manner as values of other municipal securities held by the Fund.


Futures Contracts


        A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade that have been designated contracts markets by the Commodity Futures Trading Commission (the "CFTC") . Futures contracts trade on these markets in a manner similar to the way a stock trades on a stock exchange. Presently, there are futures contracts based on such debt securities as long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, three-month U.S. Treasury bills, municipal bonds and bank certificates of deposit. While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, the futures contract is terminated by the execution of an offsetting transaction. An offsetting transaction for a futures contract sale is effected by that party entering into a futures contract purchase for the same aggregate amount of the specified type of financial instrument and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, that party is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, that party pays the difference and realizes a loss. Similarly, closing out a futures contract purchase is effected by that party entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, that party realizes a gain; if the purchase price exceeds the offsetting sale price, that party realizes a loss.


         The Fund enters into futures contracts involving debt securities backed by the full faith and credit of the U.S. Government. The Fund's purpose in entering into futures contracts is to protect the Fund from the adverse effects of fluctuations in interest rates without actually buying or selling long-term debt securities. For example, because the Fund owns long-term bonds, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. This would have much the same effect as selling an equivalent value of the Fund's long-term bonds. If interest rates did increase, the value of the debt securities in the Fund's portfolio would decline, but the value of such futures contracts would increase at approximately the same rate, thereby preventing the net asset value of the Fund from declining as much as it otherwise would have.

        Similarly, when interest rates are expected to decline, the Fund may enter into futures contracts as a hedge against the anticipated increase in the price of long-term bonds. Because the value of such futures contracts should vary directly with the price of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, futures contracts could be liquidated and Fund cash reserves could be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, because the futures market is more liquid than the cash market, using futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities. This technique would be particularly appropriate when the cash flow from the sale of new shares of the Fund could have the effect of diluting dividend earnings.

        Futures contracts may also be used to protect the Fund portfolio from shifts in value due to overvaluation or undervaluation of the municipal bond market as compared to the taxable bond market. For instance, if the municipal bond market appeared to be overvalued relative to the U.S. Government bond market, a hedge could be created by executing futures contracts for the sale of municipal bonds and for the purchase of government bonds in like amounts.

        Investment by the Fund in futures contracts is subject to a restriction because of CFTC regulations; the Fund may enter into future contracts only as a temporary defensive measure for hedging purposes.


Options

        Options are the right to buy or sell securities, or futures contracts, in the future. A put option gives the holder the right to sell a designated security for a set price within a specified time period, and a call option gives the holder the right to buy a designated security for a set price within a specified time period. Currently, the market for options on tax-exempt securities is very small. There are also options on futures contracts, which entitle a holder to enter into a futures contract, on specified terms, within a specified time period. Unlike a futures contract, which requires parties to the contract to buy and sell a security for a set price on a set date, an option merely entitles its holder to decide on or before a future date whether to purchase or sell a security at a set price or to enter into a specified futures contract. If the holder decides not to exercise an option, all that is lost is the price, called the premium, paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying transaction. However, since an option gives the buyer the right to enter into a transaction or contract at a set price for a fixed period of time, its value does change daily, and that change is reflected in the net asset value of the Fund.

         The Fund will buy only options listed on national securities exchanges, except for agreements (sometimes called cash puts) that may accompany the purchase of a new issue of bonds from a dealer.




Borrowings


        The Fund may borrow money in an amount up to 33.33% of its total assets. Borrowings are also subject to the restriction that the value of the Fund's assets, less its liabilities other than borrowings, must always be equal to or greater than 300% of all of its borrowings (including the proposed borrowing). If this 300% coverage requirement is not met, the Fund must, within three days, reduce its debt to the extent necessary to meet such coverage requirement, and to do so, it may have to sell a portion of its investments at a time when such a sale would otherwise be unadvisable.

        Interest on money borrowed is an expense of the Fund and decreases its net earnings. While money borrowed may be used by the Fund for investment in securities, the interest paid on borrowed money reduces the amount of money available for investment by the Fund. The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds.

        The Fund may borrow in order to meet redemption requests and for investment. Borrowing for investment increases both investment opportunity and investment risk. Since the Fund's assets fluctuate in value, and the obligation resulting from the borrowing is fixed, the net asset value per share of the Fund will tend to increase more when the Fund's investments increase in value and decrease more when the Fund's investments decrease in value than would otherwise be the case. This is a speculative factor known as leverage.


Portfolio Transactions and Turnover

        The Fund is fully managed by purchasing and selling securities as well as by holding selected securities to maturity. In purchasing and selling portfolio securities, the Fund seeks to take advantage of variations in the creditworthiness of issuers. For a description of the strategies that may be used by the Fund in purchasing and selling portfolio securities.

        While it is not possible to predict accurately the rate of turnover of the Fund's portfolio on an annual basis, it is anticipated that the rate will not materially exceed 100%. A portfolio turnover of 100% would occur if all of the securities in the portfolio were changed once in a 12-month period. Computation of portfolio turnover excludes transactions in securities having a maturity of one year or less at the time of acquisition. A high turnover rate (over 100%) increases transaction costs and the possibility of taxable short-term gains (see "Dividends and Tax Matters") which, in turn, will reduce the Fund's return. Therefore, the Manager weighs the added costs of short-term investment against anticipated gains.


Temporary Defensive Investments


        The Fund anticipates that it may, from time to time, and in response to adverse market conditions, invest a portion of its total assets on a temporary basis in short-term fixed-income obligations , the interest on which is subject to federal income taxes. These defensive measures may have the effect of reducing the income to the Fund from the portfolio. Moreover, notwithstanding the imposition of such measures, Fund management may not be able to foresee developments in the economy sufficiently in advance to avoid significant declines in market value. To the extent that the Fund is in a temporary defensive posture, the Fund's investment objective may not be achieved.


                                 PRINCIPAL RISKS

Credit Risk

         High yield, high risk debt securities carry a high degree of credit risk because its issuers may fail to make timely payments of interest and principal on the Fund's investments. Such failure may arise from changes in the financial condition of an issuer, changes in specific economic or political conditions affecting an issuer, and changes in general economic or political conditions. High yield, high risk debt securities are regarded as speculative investments.

Interest Rate Risk

        Rising interest rates cause the prices of debt securities to decrease and falling rates cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term (less than one year) and long-term (greater than one year) interest rates do not necessarily move in the same direction or the same amount. Short term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Diversification Risk

        Because the Fund may invest a greater percentage of its assets in a few issuers, there is an increased likelihood that a few issuers of securities may cause losses to the Fund. In the event of decline of creditworthiness or default on the obligations of one or more such issuers exceeding 5% of the Fund's assets, an investment in the Fund will involve greater risk than in a fund that has a policy of diversification. Many of the Fund's portfolio securities will be obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other portfolio securities (e.g., securities the interest on which is paid from revenues of similar types of projects). As a result, the Fund's portfolio may be subject to greater risk as compared to a portfolio composed of more varied obligations or issuers. Furthermore, the relatively high degree of similarities among the issuers of obligations in the Fund's portfolio may result in a greater degree of fluctuation in the market value of the portfolio.

Market-Timing

        It is expected that a substantial portion of the assets of the Fund will be derived from professional money managers and investors who intend to invest in the Fund as part of an asset-allocation or market-timing investment strategy. These investors are likely to redeem or exchange their Fund shares frequently to take advantage of anticipated changes in market conditions. The strategies employed by investors in the Fund may result in considerable assets moving in and out of the Fund. Consequently, the Manager expects that the Fund will generally experience significant portfolio turnover, which will likely cause higher expenses and additional costs and affect the Fund's performance.


Risk Factors Relating to Futures and Options

        There are certain risks in investing in options and interest rate futures contracts. With respect to the use of futures contracts, although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If it is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract.

        In addition, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract. However, the risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

        The Manager could also be incorrect in its expectations about the direction or degree of various interest rate movements in the time span within which the movements take place. Predicting interest rate direction involves skills and techniques different from those used in most investment strategies, and there is no guarantee that such predictions will be accurate.

        The risk the Fund assumes when it buys an option is the loss of the premium paid for the option. In order to benefit from buying an option, the price of the underlying security must change sufficiently to cover the premium paid, the commissions paid, both in the acquisition of the option and in a closing transaction, or the exercise of the option and subsequent sale of the underlying security. (The Fund could enter into a closing transaction by purchasing an option if it had previously sold one, or by selling an option if it had previously bought one, with the same terms as the option previously acquired.) Nevertheless, the price change in the underlying security does not assume a profit, because prices in the options market may not reflect such a change.

        The risk involved in writing options on futures contracts the Fund owns, or on securities held in its portfolio, is that there could be an increase in the market value of such contracts or securities. In such case, the option would be exercised and the asset would be sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. However, the cost of closing the option and terminating the Fund's obligation might be more or less than the premium received when it originally wrote the option. Further, the Fund might not be able to close the option because of insufficient activity in the options market. The risk involved in writing options (or selling futures) is not limited to the value of the options, since the maximum potential loss to the Fund is the cost of closing out the short options (or futures) positions which theoretically has no limit.

        Finally, in deciding whether to use futures contracts or options, consideration must be given to brokerage commission costs, which are normally higher than those associated with general securities transactions.

 Risk Factors Relating to Lower Rated Municipal Bonds

        You should carefully consider the relative risks of investing in the higher yielding (and, therefore, higher risk) securities in which the Fund may invest. These are bonds such as those rated Ba to Caa by Moody's or BB to CC by S&P, Fitch or Duff or, if unrated, are judged by

Fund management to be of comparable quality. They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Bonds rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Bonds rated BB by S&P, Fitch or Duff are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Bonds rated CC by S&P, Fitch or Duff are regarded as having the highest degree of speculation; while such bonds may have some small degree of quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated as low as Caa by Moody's may be in default or may present elements of danger with respect to principal or interest. The Fund will not purchase bonds in default.

        Investments in bonds rated Ba or lower by Moody's and BB or lower by S&P, Fitch or Duff, while generally providing greater income and opportunity for gain than investments in higher rated bonds, usually entail greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such bonds), and may involve greater volatility of price (especially during periods of economic uncertainty or change) than investments in higher rated bonds. However, since yields may vary over time, no specific level of income can be assured. These lower rated, high yielding securities generally tend to reflect economic changes and short-term corporate and industry developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Lower rated securities will also be affected by the market's perception of their credit quality (especially during times of adverse publicity) and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. For example, new Federal rules require that savings and loan associations gradually reduce their holdings of high-yield securities. An effect of such legislation may be to significantly depress the prices of outstanding lower rated high yielding fixed-income securities. Factors adversely affecting the market price and yield of these securities will adversely affect the Fund's net asset value. In addition, the retail secondary market for these securities may be less liquid than that of higher rated bonds; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. Therefore, judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed-income securities, and it also may be more difficult during certain adverse market conditions to sell these lower rated securities at their fair value to meet redemption requests or to respond to changes in the market.

 Risk Factors Relating to When Issued Securities


        When a commitment to purchase a security on a when-issued basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Because that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, cash or high-quality debt securities sufficient to cover any commitments are always expected to be available. Although it is not intended that such purchases would be made for speculative purposes and although the Fund intends to adhere to provisions of the Securities and Exchange Commission policy, purchases of securities on a when-issued basis may involve more risk than other types of purchases. For example, when the time comes to pay for a when-issued security, portfolio securities of the Fund may have to he sold in order for the Fund to meet its payment obligations, and a sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain, which is not tax-exempt. Also, if it is necessary to sell the when-issued security before delivery, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase the when-issued security was made. Moreover, any gain resulting from any such sale would not be tax-exempt. Additionally, because of market fluctuations between the time of commitment to purchase and the date of purchase, the when-issued security may have a lesser (or greater) value at the time of purchase than the Fund's payment obligations with respect to the security.


Risk Factors Relating to Zero Coupon Bonds

        The Fund may invest in zero coupon bonds and pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds), which involve special considerations. These securities may be subject to greater fluctuations in value due to changes in interest rates than interest-bearing securities and thus may be considered more speculative than comparably rated interest-bearing securities. In addition, current Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. Fund management anticipates that investments in zero coupon securities and pay-in-kind bonds will not ordinarily exceed 25% of the value of the Fund's total assets.

Risk Factors Relating to Inverse Floating Rate Instruments

        Changes in interest rates inversely affect the rate paid on inverse floating rate instruments ("inverse floaters"). The inverse floaters' price will be more volatile than that of a fixed rate bond. Additionally, some inverse floaters contain a "leverage factor" whereby the interest rate moves inversely by a "factor" to the benchmark. For example, the rates on the inverse floating rate note may move inversely at three times the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floaters. These instruments are designed to be highly sensitive to interest rate changes and may subject the holders thereof to extreme reductions of yield and possibly loss of principal.




                                    YEAR 2000

        The Fund's securities trades, pricing and accounting services and other operations could be adversely affected if the computer systems of the adviser, distributor, custodian or transfer agent were unable to recognize dates after 1999. The adviser and other service providers have told the Fund that they are taking action to prevent, and do not expect the funds to suffer from, significant year 2000 problems.


        In addition, problems processing year 2000 data could also have adverse effects on the computer systems of the issuers or entities that comprise the Fund's portfolio securities. If such issuers or entities are unable to properly address the year 2000 problem, then it could have an adverse effect on the operations of such issuer, which, in turn, would result in a drop in market value for the securities and a loss for the Fund. This problem may exist to a greater degree with respect to investments by the Fund in the securities of non-U.S. issuers. Generally, non-U.S. issuers have not devoted the resources necessary to properly address the year 2000 problem. Therefore, the problems noted above for domestic issuers of securities held by the Fund is likely to be exacerbated for the securities of non-U.S. issuers.


                                   MANAGEMENT


        The Fund is managed by Cornerstone Equity Advisors, Inc. ("Cornerstone" or the "Manager"). Cornerstone's principal business address is 67 Wall Street, New York, New York 10005. Cornerstone is an investment adviser registered with the Securities and Exchange Commission. Prior to its association with the Fund, Cornerstone managed approximately $20 million of assets for private and institutional accounts. As investment manager, Cornerstone manages and supervises the Fund's investment portfolio and directs the purchase and sales of its investment securities.


        Cornerstone received advisory fees and reimbursements for its costs totaling $3,710, which amounted to 0.80% of the Fund's average net assets for the period from September 29, 1998 to December 31, 1998. During the year 1998, Fundamental Portfolio Advisors, Inc. served as investment adviser to the Fund (from January 1, to May 31, 1998), and Tocqueville Asset Management L.P. served as interim investment adviser to the Fund (from June 1, to September 28, 1998) each at the same fee rate applicable to Cornerstone's current and interim advisory contracts.

        The Fund's portfolio manager is Mr. Stephen C. Leslie, Chairman and Chief Executive Officer of Cornerstone. Mr. Leslie has been associated with Cornerstone since its inception in 1997. Dating back to 1994, Mr. Leslie has held the following positions: he was a partner of Wall Street Capital Group, a merchant bank; he was a partner of Wall Street Investment Corp., a broker/dealer; he was a partner of Tucker Anthony Securities, a broker/dealer; and he was a senior vice-president of Pryor McClendon Counts & Co., a broker/dealer.


                             PRICING OF FUND SHARES


        The price of Fund shares is based on the Fund's net asset value. Each share of the Fund is sold at its net asset value next determined after a purchase order becomes effective. The net asset value per share of the Fund is determined at the close of trading on the New York Stock Exchange (currently 4:00 P.M. New York time) on each day that both the New York Stock Exchange and the Fund's custodian bank are open for business. The net asset value per share of the Fund is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. On any day on which no purchase orders for the shares of the Fund become effective and no shares are tendered for redemption, the net asset value per share will not be determined. The Fund shares will not be priced on the following days when the New York Stock Exchange is closed: New Year's Day, Dr. Martin Luther King Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The net asset value per share of the Fund is computed by taking the amount of the value of all of its assets, less its liabilities, and dividing it by the number of outstanding shares. For purposes of determining net asset value, expenses of the Fund are accrued daily and taken into account.

        The Fund's portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's trustees, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Municipal daily or weekly variable rate demand instruments will be priced at par value plus accrued interest. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's Trustees using methods which the Trustees believe accurately reflects fair value. The prices realized from the sale of these securities could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.



                               PURCHASE OF SHARES


        Shares of the Fund may be purchased either directly from the Fund or through securities dealers, banks or other financial institutions. The Fund has a minimum initial purchase requirement of $1,000 and a minimum subsequent purchase requirement of $100. Subsequent purchases are made in the same manner as initial purchases.

        Shares of the Fund may be purchased only in states where the shares are qualified for sale. Investors can purchase shares without a load if they purchase shares directly from the Fund. However, investors may be charged a fee if they purchase shares through securities dealers, banks, or other financial institutions. Investors opening a new account for the Fund must complete and submit a purchase application along with payment of the purchase price for their initial investment. Investors purchasing additional shares of the Fund should include their account number with payment of the purchase price for additional shares being purchased. Investors may reopen an account with a minimum investment of $100 and without filing a purchase application during the year in which the account was closed or during the following calendar year if information on the original purchase application is still applicable. The Fund may require filing a statement that all information on the original purchase application remains applicable.

        A purchase order becomes effective immediately on receipt by Firstar Mutual Fund Services, LLC, as agent for the Fund, if it is received before 4:00 P.M. Eastern Time on any business day. After a purchase order becomes effective, confirmation of the purchase is sent to the investor, and the purchase is credited to the investor's account. The Fund, or any series thereof, reserves the right to reject any purchase order.

        The Cornerstone Automatic Investment Program offers a simple way to maintain a regular investment program. The Fund has waived the initial investment minimum for you when you open a new account and invest $100 or more per month through the Cornerstone Automatic Investment Program. The Program permits an existing shareholder to purchase additional shares of any Fund (minimum $50 per transaction) at regular intervals. Under the Automatic Investment Program, shares are purchased by transferring funds from a shareholder's checking or bank money market account in an amount of $50 or more designated by the shareholder. At the shareholder's option, the account designated will be debited and shares will be purchased on the date selected by the shareholder. There must be a minimum of seven days between automatic purchases. If the date selected by the shareholder is not a business day, funds will be transferred the next business day thereafter. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish an Automatic Investment Account, complete and sign the appropriate of the Purchase Application and send it to the Transfer Agent. Shareholders may cancel this privilege or change the amount of purchase at any time by calling 1-800-322-6864 or by mailing written notification to: Cornerstone Family of Funds, c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. The change will be effective five business days following receipt of notification by the Transfer Agent. A Fund may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. However, a $20 fee will be imposed by Firstar Mutual Fund Services, LLC, if sufficient funds are not available in the shareholder's account at the time of the automatic transaction.




Methods of Payment


        Payment of the purchase price for shares of the Fund may be made in any of the following manners:


        Payment by wire: An expeditious method of purchasing shares is the transmittal of federal funds by bank wire to Firstar Mutual Fund Services, LLC. To purchase shares by wire transfer, instruct a commercial bank to wire money to:

        Firstar Bank Milwaukee, N.A.
        777 East Wisconsin Avenue
        Milwaukee, Wisconsin 53202
        ABA # 075000022

        Credit: Firstar  Mutual Fund Services, LLC
        Account # 112952137
        Further credit: The  Cornerstone Family of Funds
        Name of shareholder and account number (if known)


(Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.)

        The establishment of a new account or any additional purchases for an existing account by wire transfer should be preceded by a phone call to Firstar Mutual Fund Services, LLC, 1-800-322-6864 to provide information for the account. A properly signed share purchase application marked "Follow Up" must be sent for all new accounts opened by wire transfer. Applications are subject to acceptance by the Fund, and are not binding until so accepted. The wire transfer should be accompanied by the name, address, and social security number (in the case of new investors) or account number (in the case of persons already owning shares of that series).


        Payment by check: Shares may also be purchased by check. Checks should be made payable to Cornerstone Family of Funds and mailed to Cornerstone Family of Funds, c/o Firstar Mutual Fund Services, LLC, Agent, P.O. Box 701, Milwaukee, WI 53201-0701. The U.S. Postal Service and other independent delivery services are not agents of the Fund. Therefore, deposit of purchase requests in the mail or with such services does not constitute receipt by Firstar Mutual Fund Services, LLC or the Fund. Please do not mail letters by overnight courier to the post office box address. Purchase requests sent by overnight or express mail should be directed to: Cornerstone Family of Funds, c/o Firstar Mutual Fund Services, LLC, Mutual Fund Services, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202. If your check does not clear, Firstar Mutual Fund Services, LLC will cancel your purchase and charge you a $20 fee. Moreover, you could be liable for any losses incurred. The Fund reserves the right to limit the number of checks processed at any one time and will notify investors prior to exercising this right.

        Exchange Privilege: For your convenience, the Exchange Privilege permits you to purchase shares in any of the other funds for which the manager acts as the investment manager in exchange for shares of the Fund at respective net asset values per share. Exchange instructions may be given in writing to Firstar Mutual Fund Services, LLC, Agent, P.O. Box 701, Milwaukee, WI 53201-0701, the Fund's transfer agent, and must specify the number of shares of the Fund to be exchanged and the fund into which the exchange is being made. The telephone exchange privilege will be made available to shareholders automatically. You may telephone exchange instructions by calling Firstar Mutual Fund Services, LLC at 1-800-322-6864. Before any exchange, you must obtain, and should review, a copy of the current y prospectus of the fund into which your exchange is being made. Prospectuses may be obtained y by calling or writing the Fund. See also "Telephone Redemption Privilege" for a discussion of y the Fund's policy with respect to losses resulting from unauthorized telephone transactions.


        The Exchange Privilege is only available in those states where such exchanges can legally be made and exchanges may only be made between accounts with identical account registration and account numbers. Prior to effecting an exchange, you should consider the investment policies of the fund in which you are seeking to invest. Any exchange of shares is, in effect, a redemption of shares in one fund and a purchase of the other fund. You may recognize a capital gain or loss for federal income tax purposes in connection with an exchange. The Exchange Privilege may be modified or terminated by the Fund after giving 60 days' prior notice. The Fund reserves the right to reject any specific order, including purchases by exchange.

        A Completed Purchase Application must be received by the Transfer Agent before the Exchange, Check Redemption, Telephone Redemption or Expedited Redemption Privileges may be used.

                              REDEMPTIONS OF SHARES


        Each investor in the Fund has the right to cause the Fund to redeem his or her shares by making a request to Firstar Mutual Fund Services, LLC in accordance with either the regular redemption procedure, the telephone redemption privilege, the expedited redemption privilege, or the check redemption privilege, as described below. If Firstar Mutual Fund Services, LLC receives a redemption request before the close of trading on any day the New York Stock Exchange is open for trading, the redemption will become effective on that day and be made at the net asset value per share of the Fund, as determined at the close of trading on that day, and payment will be made on the following business day. If Firstar Mutual Fund Services, LLC receives a redemption request following the close of trading on the New York Stock Exchange, or on any day the New York Stock Exchange is not open for business, the redemption will become effective on the next day the New York Stock Exchange is open for trading and be made at the net asset value per share of the Fund, as determined at the close of trading on that day, and payment will be made on the following business day.

        Investors are entitled to receive all dividends on shares being redeemed that are declared on or before the effective date of the redemption of such shares. The net asset value per share of the Fund received by an investor on redeeming shares may be more or less than the purchase price per share paid by such investor, depending on the market value of the portfolio of the Fund at the time of redemption.


Regular Redemption Procedure


        Investors may redeem their shares by sending a written redemption request to Firstar Mutual Fund Services, LLC, which request must specify the number of shares to be redeemed and be signed by the investor of record. For redemptions exceeding $50,000 (and for all written redemptions, regardless of amount, made within 30 days following any changes in account registration), the signature of the investor on the redemption request must be guaranteed by an eligible guarantor institution appointed by Firstar Mutual Fund Services, LLC. Signature guarantees in proper form generally will be accepted from domestic banks, a member of a national securities exchange, credit unions and savings associations, as well as from participants in the Securities Transfer Agents Medallion Program ("Stamp"). If you have any questions with respect to signature guarantees, please call the transfer agent at 1-800-322-6864. Firstar Mutual Fund Services, LLC may, at its option, request further documentation from corporations, executors, administrators, trustees, or guardians. If a redemption request is sent to the Fund, the Fund will forward it to Firstar Mutual Fund Services, LLC. The U.S. Postal Service and other independent delivery services are not agents of the Fund. Therefore, deposit of redemption requests in the mail or with such services does not constitute receipt by Firstar Mutual Fund Services, LLC or the Fund. Please do not mail letters by overnight courier to the post office box address. Redemption requests sent by overnight or express mail should be directed to:
Cornerstone Family of Funds, c/o Firstar Mutual Fund Services, LLC, Mutual Fund Services, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Redemption requests will not become effective until all proper documents have been received by Firstar Mutual Fund Services, LLC. Requests for redemption that are subject to any special condition or specify an effective date other than as provided herein cannot be accepted and will be returned to the investor.


Telephone Redemption Privilege


        An investor may, either by completing the appropriate section of the purchase application, or by making a later written request to Firstar Mutual Fund Services, LLC containing his or her signature guaranteed by an eligible guarantor (see above), obtain the telephone redemption privilege for any of his or her accounts. Provided that your account registration has not changed within the last 30 days, an investor may redeem up to $150,000 worth of shares per day from an account for which he or she has the telephone redemption privilege by making a telephone redemption request to Firstar Mutual Fund Services, LLC, at 1-800-322-6864. Telephone calls may be recorded. A check for the proceeds of such a redemption will be issued in the name of the investor of record and mailed to the investor's address as it appears on the records of the Fund. Both the Fund and Firstar Mutual Fund Services, LLC reserve the right to refuse or limit a telephone redemption request and to modify the telephone redemption privilege at any time.

        Neither the Fund nor its transfer agent will be liable for following instructions communicated by telephone that they reasonably believe to be genuine. It is the Fund's policy to provide that a written confirmation statement of all telephone call transactions will be mailed to shareholders at their address of record within three business days after the telephone call transaction. Since you will bear the risk of loss, you should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.


Expedited Redemption Privilege


        An investor in any series of the Fund may, either by completing the appropriate section of the purchase application, or by later making a written request to Firstar Mutual Fund Services, LLC containing his or her signature guaranteed by an eligible guarantor (see above), obtain the expedited redemption privilege for any of his or her accounts. The expedited redemption privilege allows the investor to have the proceeds from any redemption of shares in the amount of $5,000 or more transferred by wiring federal funds to the commercial bank or savings and loan institution specified in his or her purchase application or written request for the expedited redemption privilege. The commercial bank or savings and loan institution specified must be a member of the Federal Reserve System. Expedited redemption requests may be made either by mail to the address specified under regular redemption procedure or by telephone to the number specified under telephone redemption privilege. The proceeds from such a redemption may be subject to a deduction of the usual and customary charge Firstar Mutual Fund Services, LLC charges a $12 service fee for each payment of redemption proceeds made by federal wire. This fee will be deducted from your account. An investor may change the account or commercial bank designation to receive the redemption proceeds by sending a written request to Firstar Mutual Fund Services, LLC containing his or her signature guaranteed in the manner described above. Both the Fund and Firstar Mutual Fund Services, LLC reserve the right to refuse or limit an expedited redemption request and to modify the expedited redemption privilege at any time.


Check Redemption Privilege


        An investor in any series of the Fund may, by either completing the appropriate section of the purchase application, or by later making a written request to the Fund, obtain redemption checks for any of his or her accounts. These checks may be used by the investor in any lawful manner and may be payable to the order of any person or company in an amount of $100 or more. When a check is presented to Firstar Mutual Fund Services, LLC for payment, Firstar Mutual Fund Services, LLC, as agent for the investor, will cause the Fund to redeem a sufficient number of shares in the investor's account to cover the amount of the check. Investors using the check redemption privilege will be subject to the same rules and regulations that are applicable to other checking accounts at Firstar Mutual Fund Services, LLC. There is currently no charge to the investor for using the check redemption privilege, except that Firstar Mutual Fund Services, LLC imposes a $20 fee if an investor requests that it stop payment of a Redemption Check or if it cannot honor a Redemption Check due to insufficient funds or other valid reasons. The check redemption privilege may not be used to close an account. The check redemption privilege may be modified or terminated at any time by either the Fund or Firstar Mutual Fund Services, LLC.

        At times, the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay, or cause to be delayed payment of redemption proceeds until such time as it has assured itself that good payment has been received for the purchase of such shares, which may take up to 15 days. In the case of payment by check, determination of whether the check has been paid by the paying institution can generally be made within 7 days, but may take longer. Investors may avoid the possibility of any such delay by purchasing shares by wire. In the event of delays in paying redemption proceeds, the Fund will take all available steps to expedite collection of the investment check.


        If shares were purchased by check, you may write checks against such shares only after 15 days from the date the purchase was executed. Shareholders who draw against shares purchased fewer than 15 days from the date of original purchase, will be charged usual and customary bank fees.


        The Fund reserves the right to suspend the right of redemption or postpone the day of payment with respect to its shares (1) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (2) during any period when trading markets that the Fund normally uses are restricted or an emergency exists as determined by the Securities and Exchange Commission, so that disposing of the Fund's investments or determining its net asset value is not reasonably practicable, or (3) for such other periods as the Securities and Exchange Commission by order may permit to protect investors.


        If an investor's account has an aggregate net asset value of less than $1,000, the Fund may redeem the shares held in such account if the net asset value of such account has not been increased to at least $100 within 60 days of notice by the Fund to such investor of its intention to redeem the shares in such account. The Fund will not redeem the shares of an account with a net asset value of less than $100 if the account was reduced from the initial minimum investment of $1,000 to below $100 as a result of market activity.


Exchangeability of Shares


        Investors may exchange shares of the Fund having an aggregate net asset value of $1,000 or more for shares of any other series of the Fund or any other mutual fund for which the Manager acts as the investment adviser, by either (1) delivering a written request to Firstar Mutual Fund Services, LLC, specifying the number of shares of the Fund to be exchanged and the series of the Fund or the mutual fund in which they wish to invest in connection with such an exchange or (2) by making such a request by telephone. (See "Redemption-Telephone Redemption Privilege" for a discussion of the Fund's policy with respect to losses resulting from unauthorized telephone transactions). The exchange is effected by redeeming the investor's shares of the Fund and issuing to the investor shares of the series or mutual fund in which he or she is investing. The shares of both the Fund and the series or mutual fund being invested in are valued for purposes of this exchange at the net asset value per share of the Fund and such other series or fund, respectively, as next determined after receipt by Firstar Mutual Fund Services, LLC of the exchange request.


        The exchange privilege is available in only those states where such exchange can legally be made and exchanges may only be made between accounts with identical account registration and account numbers and is subject to the suitability requirements, if any, for the series or fund for which an exchange is proposed to be made. Prior to effecting an exchange, an investor should consider the investment policies of the series or mutual fund he or she is investing in. Any exchange is, in effect, a redemption of shares in one fund and a purchase of the other fund. An exchange by an investor is a taxable event for federal income tax purposes that may result in a capital gain or loss.

Dividend FLEXIVEST Option


        Shareholders of the Fund may elect to have all dividends and distributions paid by such Series automatically reinvested in shares of the Fund's Tax-Free Money Market Series at its net asset value on the payment date of such dividend or distribution, provided the shareholder has: (i) a minimum opening account balance in the Tax-Free Money Market Series of at least $1,000; and (ii) made appropriate selection of the FLEXIVEST option in the "Distributions" section of the Account Application Form.


Transfers


        An investor may transfer shares of the Fund by submitting to Firstar Mutual Fund Services, LLC a written request for transfer, signed by the registered holder of the shares and indicating the name, social security number or taxpayer identification number of, and distribution and redemption options elected by, the new registered holder. Firstar Mutual Fund Services, LLC may, at its option, request further documentation from transferors that are corporations, executors, administrators, trustees, or guardians.


                              DISTRIBUTION EXPENSES


        The Fund has adopted a plan of distribution pursuant to Rule 12b-1 of the 1940 Act (the plan), under which the Fund pays to Cresvale International
(US) LLC (the "Distributor") a fee, which is accrued daily and paid monthly, at an annual rate of .50% of the Fund's average daily net assets. Amounts paid under the plan are paid to the Distributor to compensate it for services it provides and expenses it bears in distributing the Fund's shares to investors, including payment of compensation by the Distributor to securities dealers and other financial institutions and organizations, such as banks, trust companies, savings and loan associations, and investment advisers to obtain various distribution related and/or administrative services for the Fund. Expenses of the Distributor also include expenses of its employees, who engage in or support distribution of shares or service shareholder accounts, including overhead and telephone expenses; printing and distributing prospectuses and reports used in connection with the offering of the Fund's shares; and preparing, printing, and distributing sales literature and advertising materials. Because these payments are paid out of the Fund's assets on a continual basis over time, these fees will increase the cost of your investment and may cost you more than other types of sales charges.



                            DIVIDENDS AND TAX MATTERS

Dividends and Distributions


        The Fund declares, on each business day just prior to calculating its net asset value, all of its net investment income (consisting of earned interest income less expenses) as a dividend on shares of record as of the close of business on the preceding business day. Dividends are distributed on the last business day of each calendar month. The Fund normally distributes capital gains, if any, before the end of its fiscal year. All dividends and capital gains distributions by the Fund will be in the form of additional shares unless the investor has made an election, either on his or her purchase application or in a subsequent written request to Firstar Mutual Fund Services, LLC, to receive such distributions in cash. An investor may change his or her distribution election by filing a written request with Firstar Mutual Fund Services, LLC, at least four days prior to the date of a distribution.

Tax Matters


               The Fund intends to qualify as a regulated investment company, which means that it pays no federal income tax on the earnings or capital gains it distributes to its shareholders.

        o Exempt-interest dividends from the Fund will be exempt from federal regular income tax.

        o Ordinary dividends from the Fund are taxable as ordinary income and dividends from the Fund's long-term capital gains are taxable as capital gain.


        o Dividends are treated in the same manner for federal income tax purposes whether you receive them in the form of cash or additional shares. They may also be subject to state and local taxes.

        o Certain dividends paid to you in January will be taxable as if they had been paid the previous December.

        o We will mail you tax statements annually showing the amounts and tax status of the distributions you received.


        o When you sell (redeem) or exchange shares of the Fund , you must recognize any gain or loss.


        o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.


***We provide this tax information for your general information. You should consult your own tax adviser about the tax consequences of investing in the Fund.***

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

Annual/Semi-Annual Reports: contain performance data and information on portfolio holdings for the Fund's most recently completed fiscal year or half year and, on an annual basis, a statement from portfolio management and the auditor's report.

Statement of Additional  Information (SAI):  contains more detailed  information
about  the  Fund's  policies,   investment  restrictions,   risks  and  business
structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Fund may be obtained without charge by contacting:


                          Cornerstone Fixed Income Funds
                     Cornerstone High-Yield Municipal Series
                                 67 Wall Street
                                New York NY 10005
                                 1-800- 322-6864


Information about the Fund (including the SAI) can be viewed and copied at the Public Reference Room of the Securities and Exchange Commission (the "SEC") in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, D.C. 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800- SEC-0330. Reports and other information about the Fund may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

===============================================================================
              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
             CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR
           REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL:


                                1-800-(322- 6864)
                              Monday through Friday
                          9:00 a.m. to 8:00 p.m. (EST)

===============================================================================






            The Fund's Investment Company Act File number is 811-5063

                         Cornerstone Fixed Income Funds
                Cornerstone U.S. Government Strategic Income Fund




        The Cornerstone U.S. Government Strategic Income Fund (the "Fund"), is a series of the Cornerstone Fixed Income Funds.




                         Prospectus dated April 30, 1999




















AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS



-------------------------------------------------------------------------------



Risk/Return Summary............................................................
Financial Highlights...........................................................
Investment Objective Principal  Investment  Strategies.........................
 Principal Risks...............................................................
Year 2000......................................................................
Management.....................................................................
Pricing of Fund Shares.........................................................
Purchase of Shares.............................................................
Redemption of Shares...........................................................
Distribution  Expenses.........................................................
Dividends and Tax Matters......................................................


-------------------------------------------------------------------------------

                               RISK/RETURN SUMMARY


Investment Objective and Principal Strategy Overview

The Fund seeks to provide a high level of current income with minimum risk of principal and relatively stable share price. The Fund will attempt to achieve its objective by investing, under normal conditions, at least 65% of its assets in securities issued by the U.S. Government, its agencies or instrumentalities; securities that it believes represent minimal risk of defaulting on principal and interest payments. In addition, the Fund may invest in zero coupon bonds, enter into repurchase agreements, and engage in borrowing for investment purposes. The Fund is not limited as to the maturities of the securities in which it may invest.


Principal Risks of Investing in the Fund

There is no guarantee that the Fund will achieve its stated objective. In fact, you could lose money by investing in the Fund. In making your investment decision, you should understand that the Fund's net asset value (NAV), yield, and total return may be adversely affected by any or all of the following factors:


o Rising interest rates cause the prices of debt securities to decrease and falling rates cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Zero coupon bonds, in particular, are sensitive to changes in interest rates.

o Borrowing for investment purposes, otherwise known as leveraging, is a speculative practice that could result in losses for the Fund that would be greater in degree than if leverage was not employed.

o It is expected that a substantial portion of the assets of the Fund will be derived from professional money managers and investors who intend to invest in the Fund as part of an asset-allocation or market-timing investment strategy. These investors are likely to redeem or exchange their Fund shares frequently to take advantage of anticipated changes in market conditions. The strategies employed by investors in the Fund may result in considerable assets moving in and out of the Fund. Consequently, the Fund expects that it will generally experience significant portfolio turnover, which will likely cause higher expenses and additional costs and may adversely affect the ability of the Fund to meet its investment objective.



Summary of Past Performance

The bar chart and table shown below indicate the risks of investing in the Fund. The bar chart shows the performance of the Fund for each of the last 6 calendar years (since the Fund's inception). The table shows how the Fund's average annual return for the 1 and 5 year periods and for the period since inception compare with those of a broad measure of market performance.


        Bar Chart

The bar chart illustrates how the Fund's returns vary from year to year. As always, past performance is no way to predict future performance.



      1998              1997              1996              1995              1994              1993

------------------------------------------------------------------------------------------------------------

     (4.61)%            5.51%             5.02%            15.43%           (25.57)%            8.14%



The Fund's best performance for one quarter was 7.50% for the quarter ended 12/31/95. The Fund's worst performance for one quarter was (13.82)% for the quarter ended 6/1/94.

        Average Annual Total Returns Table


The table below shows the Fund's average annual total returns for the 1 and 5 year periods and for the period of the Fund's existence in comparison to the Lehman Brothers 1-3 Year Government Bond Index for the same periods. The table provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for the periods noted compare with that of a broad measure of market performance. As always, past performance is no way to predict future performance.


Average Annual Returns as                  One Year                 5 Years         Since inception
of 12/31/98                                                                           on 03/02/92

Cornerstone U.S. Government
Strategic Income Fund                        (4.61)%                 (1.91)%              0.88%


Lehman Brothers 1-3 Year

Government Bond Index                         7.01%                   5.97%               6.13%





Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases

(as percentage of offering price)........................................................ None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)................. None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends

 and other Distributions................................................................. None
Redemption Fee........................................................................... $12*
Exchange Fee............................................................................. None
Maximum Account Fee...................................................................... None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees......................................................................... 0.75%
Distribution [and/or Service] (12b-1) Fees.............................................. 0.50%
Other Expenses...........................................................................3.80%

Total Annual Fund Operating Expenses.................................................... 5.05%

* The Transfer Agent charges a $12 service fee for each payment of redemption proceeds made by wire.


        Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

        The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

        1 Year        3 Years               5 Years              10 Years
        ------        -------               -------              --------


         $505          $1,514               $2,522               $5,037

                              FINANCIAL HIGHLIGHTS


        The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McGladrey & Pullen, LLP, whose report, along with the Fund's financial statements, are included in the Annual Report which is available upon request:


                                                                          Year Ended December 31,

                                                      1998*         1997        1996          1995             1994
                                                      ----          ----        ----          ----             ----
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period............     $ 1.41       $  1.43      $ 1.49         $  1.37          $  2.01

Income from investment operations
Net investment income...........................       0.06          0.10        0.13            0.08             0.14

Net realized and unrealized gain/(loss) on investments(0.12)        (0.02)     (0 .06)           0.12            (0.64)

    Total from investment operation.............      (0.06)         0.08        0.07            0.20            (0.50)

Less distributions
Dividends from net investment income............      (0.06)        (0.10)      (0.13)          (0.08)           (0.14)

Dividends from net realized gains...............       --            --           --              --               --



 Net asset value, end of year...................     $ 1.29       $  1.41      $ 1.43         $  1.49          $  1.37
                                                     -=====       --=====      -=====         --=====          --=====

Total return....................................      (4.61%)       5 .51%       5.02%          15.43%          (25.57%)

Ratios/supplemental data:
Net assets, end of year (000 omitted)...........     $4,804       $10,030      $13,224        $15,194          $19,020

    Ratios to average net assets................

    Interest expense (a)........................       1.45%         2.75%      2 .61%           3.00%            2.01%

    Operating expenses..........................       3.60%         5.75%       3.41%           3.05%            2.16%
                                                     -=====       --=====      -=====         --=====          --=====

        Total expenses+ (a).....................       5.05%++       8.50%       6.02%           6.05%            4.17%
                                                     -=====       --=====      -=====         --=====          --=====

    Net investment income+......................       4.79%         6.83%       9.01%           5.91%           8 .94%

Portfolio turnover rate.........................      68.44%        12.55%      12.65%         114.36%           60.66%

+ These ratios are after expense reimbursement of 1.37%, 2.02% and 1.00% for each of the years ended December 31, 1997, 1996, and 1995, respectively.

** Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(a) The ratios for each of the years in the three year period ending December 31, 1996 have been reclassified to conform with the 1997 presentations.

++   This ratio would have been 5.11%, net of expenses paid indirectly of 0.06%.

*    See "Management" for changes in investment adviser in 1998.

            INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

        The Fund's objective is to provide high current income with minimum risk of principal and relative stability of net asset value. In seeking its objective, the Fund, under normal conditions, will invest at least 65% of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (collectively "Government Securities"). Government Securities in which the Fund may invest include: Direct obligations of the U.S. Treasury, such as U.S. Treasury bills, certificates of indebtedness, notes and bonds ("Direct Obligations"); and obligations of U.S. Government agencies or instrumentalities, such as Federal Home Loan Banks, Farmers Home Administration, Federal Farm Credit Banks, Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), Resolution Funding Corp. ("RFCO"), Financing Corp. ("FICO") and Federal Home Loan Mortgage Association ("FHLMC") (hereinafter collectively referred to as "Agencies").


        The obligations of Government Securities which the Fund may buy are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. While the U.S. Government provides financial support to such agencies and instrumentalities, no assurance can be given that it will always do so, since it is not obligated by law. The Fund will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal. Some of these obligations, such as GNMA mortgage-backed securities and obligations of the Farmers Home Administration which represent part ownership in a pool of mortgage loans, are backed by the full faith and credit of the U.S. Treasury. Obligations of the Farmers Home Administration are also backed by the issuer's right to borrow from the U.S. Treasury. Obligations of Federal Home Loan Banks and the Farmers Home Administration are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities. Obligations of Federal Home Loan Banks, Farmers Home Administration, Federal Farm Credit Banks, FNMA, RFCO, FICO and FHLMC are backed by the credit of the agency or instrumentality issuing the obligations.

        Securities issued by the U.S. Government differ with respect to maturity and modality of payment. The two types of payment modes are coupon paying and capital appreciation. Coupon paying bonds and notes pay a periodic interest payment, usually semi-annually, and a final principal payment at maturity. Capital appreciation bonds and Treasury bills accrue a daily amount of interest income, and pay a stated face amount at maturity. Most U.S. Government capital appreciation bonds were created as a result of the separation of coupon paying bonds into distinct securities representing the periodic coupon payments and the final principal payment. This is referred to as "stripping". The separate securities representing a specific payment to be made by the U.S. Government on a specific date are also called "zero coupon" bonds. Current federal tax law requires the Fund daily to accrue as income a portion of the original issue discount at which each zero coupon bond was purchased. Amortization of this discount has the effect of increasing the Fund's income, although it receives no actual cash payments. The Fund distributes this income to its shareholders as income dividends and such income is reflected in the Fund's quoted yield. See below for additional discussion concerning the effects of the amortization of the discount.

        The U.S. Government facilitates the "stripping" of coupon bonds by providing for the periodic coupon payments and the principal payment to be kept separate in the Federal Reserve and Treasury bookkeeping systems, and allows stripped bonds to be reconstituted into coupon bonds by delivering all of the securities representing the coupons and principal payment to the system.

        Since the value of debt securities owned by the Fund will fluctuate depending upon market factors and generally inversely with prevailing interest rate levels, the net asset value of the Fund will fluctuate. The Fund is not limited as to the maturities of the securities in which it may invest. Debt securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities.

        At any given time, there is a relationship between the yield of a U.S. Government obligation and its maturity. This is called the "yield curve." Since U.S. Government debt securities are assumed to have negligible credit risk, the main determinant of yield differential between individual securities is maturity. When the yield curve is such that longer maturities correspond to higher yields, the yield curve has a positive slope and is referred to as a "normal" yield curve. At certain times shorter maturities have higher yields and the yield curve is said to be "inverted." Even when the yield curve is "normal" (i.e. has a positive slope), the relationship between yield and maturity for some U.S. Government strip securities is such that yields increase with maturity up to some point and then, after peaking, decline so that the longest maturities are not the highest yielding. This is called a "humped" curve.


 Zero Coupon Securities

        The Fund may invest in zero coupon securities. Zero coupon Treasury securities do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year. Accordingly, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.


 Repurchase Agreements

        The Fund may enter into repurchase agreements involving Government Securities. Under a repurchase agreement, the Fund acquires a debt instrument for a relatively short period (usually not more that one week) subject to the obligation of the seller to repurchase and the Fund to resell such debt instrument at a fixed price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund's money is invested. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price including accrued interest earned on the underlying Government Securities. The instruments held as collateral are valued daily, and as the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

Borrowing for Investment and For Other Purposes


        The Fund may borrow from banks and enter into reverse repurchase agreements up to 33-1/3% of the value of its total assets (computed at the time the loan is made) to take advantage of investment opportunities and for temporary, extraordinary or emergency purposes. The Fund may pledge up to 33-1/3% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the Fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative characteristic known as "leverage." As long as the interest rate paid by the Fund for borrowing via the use of reverse repurchase agreements is less than the interest rate the Fund can earn on its securities investments, these transactions will represent an essential element of the Fund's objective of achieving relatively high current income. As discussed above, this speculative characteristic known as leverage increases the amount of fluctuation in the Fund's price given any particular change in the value of its securities holdings. Thus, all of the sources of risk inherent in the Fund's strategy of reducing interest rate risk by the use of hedging with futures contracts to bring the weighted duration of the Fund's portfolio to three years or less, will be magnified to the extent that the borrowing done by the Fund results in leverage.

                                INVESTMENT RISKS


 Interest Rate Risk

        Rising interest rates cause the prices of debt securities to decrease and falling rates cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term (less than one year) and long-term (greater than one year) interest rates do not necessarily move in the same direction or the same amount. Short term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Market-Timing

        It is expected that a substantial portion of the assets of the Fund will be derived from professional money managers and investors who intend to invest in the Fund as part of an asset-allocation or market-timing investment strategy. These investors are likely to redeem or exchange their Fund shares frequently to take advantage of anticipated changes in market conditions. The strategies employed by investors in the Fund may result in considerable assets moving in and out of the Fund. Consequently, the Manager expects that the Fund will generally experience significant portfolio turnover, which will likely cause higher expenses and additional costs and affect the Fund's performance.


Risk Factors Relating to Zero Coupon Bonds


        The Fund may invest in zero coupon bonds and pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds), which involve special considerations. These securities may be subject to greater fluctuations in value due to changes in interest rates than interest-bearing securities and thus may be considered more speculative than comparably rated interest-bearing securities. In addition, current federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. Fund management anticipates that investments in zero coupon securities and pay-in-kind bonds will not ordinarily exceed 25% of the value of the Fund's total assets.


Portfolio Turnover

        The Fund has no fixed policy with respect to portfolio turnover. The Fund may engage in short-term trading to benefit from yield disparities among different issues of Government Securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons the Manager believes would be beneficial to the Fund. The Manager expects that, under normal circumstances, the Fund's annual portfolio turnover rate will not exceed 200%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. While the Fund will pay commissions in connection with its options and futures transactions, the other securities in which the Fund invests are generally traded on a "net" basis with dealers acting as principals for their own account without a stated commission. Nevertheless, high portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs which will be borne directly by the Fund.

                                    YEAR 2000

        The Fund's securities trades, pricing and accounting services and other operations could be adversely affected if the computer systems of the adviser, distributor, custodian or transfer agent were unable to recognize dates after 1999. The adviser and other service providers have told the Fund that they are taking action to prevent, and do not expect the funds to suffer from, significant year 2000 problems.


        In addition, problems processing year 2000 data could also have adverse effects on the computer systems of the issuers or entities that comprise the Fund's portfolio securities. If such issuers or entities are unable to properly address the year 2000 problem, then it could have an adverse effect on the operations of such issuer, which, in turn, would result in a drop in market value for the securities and a loss for the Fund. This problem may exist to a greater degree with respect to investments by the Fund in the securities of non-U.S. issuers. Generally, non-U.S. issuers have not devoted the resources necessary to properly address the year 2000 problem. Therefore, the problems noted above for domestic issuers of securities held by the Fund is likely to be exacerbated for the securities of non-U.S. issuers.



                                   MANAGEMENT

        The Fund is managed by Cornerstone Equity Advisors, Inc. ("Cornerstone" or the "Manager"). Cornerstone's principal business address is 67 Wall Street, New York, New York 10005. Cornerstone is an investment adviser registered with the Securities and Exchange Commission. Prior to its association with the Fund, Cornerstone managed approximately $20 million of assets for private and institutional accounts. As investment manager, Cornerstone manages and supervises the Fund's investment portfolio and directs the purchase and sales of its investment securities.



        Cornerstone received advisory fees and reimbursements for its costs totaling $10,498, which amounted to 0.75% of the Fund's average net assets for the period from September 29, 1998 to December 31, 1998. During the year 1998, Fundamental Portfolio Advisors, Inc. served as investment adviser to the Fund (from January 1, to May 31, 1998), and Tocqueville Asset Management L.P. served as interim investment adviser to the Fund (from June 1, to September 28, 1998) each at the same fee rate applicable to Cornerstone's current and interim advisory contracts.

        The Fund's portfolio manager is Mr. Stephen C. Leslie, Chairman and Chief Executive Officer of Cornerstone. Mr. Leslie has been associated with Cornerstone since its inception in 1997. Dating back to 1994, Mr. Leslie has held the following positions: he was a partner of Wall Street Capital Group, a merchant bank; he was a partner of Wall Street Investment Corp., a broker/dealer; he was a partner of Tucker Anthony Securities, a broker/dealer; and he was a senior vice-president of Pryor McClendon Counts & Co., a broker/dealer.


                             PRICING OF FUND SHARES


        The price of Fund shares is based on the Fund's net asset value. The net asset value per share is determined as of the close of trading on the New York Stock Exchange (currently 4:00 P.M., New York time) on each day that both the New York Stock Exchange and the Fund's custodian bank are open for business and on any other day during which there is a sufficient degree of trading in the Fund's portfolio securities that the Fund's net asset value might be materially affected by changes in the value of its portfolio securities, unless there have been no shares tendered for redemption or orders to purchase shares received. The Fund's shares will not be priced on the following days when the New York Stock Exchange is closed: New Year's Day, Dr. Martin Luther King Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The net asset value per share is computed by taking the value of all assets of the Fund, subtracting the liabilities of the Fund, and dividing by the number of outstanding shares. For purposes of determining net asset value, expenses of the Fund are accrued daily and taken into account.

        The value used by the Fund in computing the current price per share for the purpose of purchase and redemption of Fund shares (the net asset value per share) means an amount which reflects calculations to the nearest 1/10th of one cent.

        The Fund's portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's Board of Trustees, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Municipal daily or weekly variable rate demand instruments will be priced at par value plus accrued interest. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's Trustees using methods which the Trustees believe accurately reflects fair value. The prices realized from the sale of these securities could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

        The Fund's most recent asset value can be obtained by calling 1-800-322-6864 7 days a week, 24 hours a day. To obtain more detailed information on the Fund's net asset value, yield and performance you can call 1-800-322-6864 weekdays 9:00 AM-8:00 PM Eastern time.



                               PURCHASE OF SHARES


        You may purchase shares directly from the Fund without a load on any day the New York Stock Exchange is open for business. The public offering price for shares purchased is the net asset value per share of the Fund next determined after a purchase order becomes effective. Orders for the purchase of Fund shares become effective (i) immediately, if received prior to 4:00 P.M. New York time on any business day. Shares being purchased will begin accruing dividends on the day following the date of purchase and continue to earn dividends until the date of redemption. Information regarding transmittal of funds by bank wire and procurement of a Federal Reserve Draft may be obtained from your bank. All payments (including checks from individual investors) must be in U.S. dollars. If your check does not clear your purchase will be canceled and you could be liable for any losses or fees incurred. Firstar Mutual Fund Services, LLC will charge a $20 fee against a shareholders account for any payment check returned to the Custodian.

        The minimum initial purchase is $2,500 and the minimum subsequent purchase is $100 . The minimum initial investment for qualified pension plans (IRAs, Keoghs, etc.) is $2,000. The minimum subsequent investment is $100. (The foregoing minimum investments may be modified or waived at any time at our discretion). Subsequent investments are made in the same manner as an initial purchase is made.

        All shares purchased are confirmed to you and credited to your account at the net asset value determined as described herein under the heading "Pricing of Fund Shares." Share certificates are issued only on written request by you to Cornerstone Family of Funds, c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. There is no charge for share certificates. Certificates are not issued for fractional shares. Certificates will only be issued in amounts of 1,000 or more shares. The issuance of certificates may be discontinued at any time without prior notice. The Fund reserves the right to reject any purchase order. The Fund reserves the right to limit the number of purchase order checks processed at any one time and will notify investors prior to exercising this right. If this right is exercised, the Fund will return checks immediately.

        Although shares of the Fund may be purchased without a sales charge if you purchase them directly from the Fund, you may be charged a fee for effecting transactions in the Fund's shares through securities dealers, banks, or other financial institutions.

        The  Cornerstone  Automatic  Investment  Program  offers a simple way to maintain a regular investment program. The Fund has waived the initial investment minimum for you when you open a new account and invest $100 or more per month through the Cornerstone Automatic Investment Program. The Program
permits an existing shareholder to purchase additional shares of any Fund (minimum $50 per transaction) at regular intervals. Under the Automatic Investment Program, shares are purchased by transferring funds from a shareholder's checking or bank money market account in an amount of $50 or more designated by the shareholder. At the shareholder's option, the account designated will be debited and shares will be purchased on the date selected by the shareholder. There must be a minimum of seven days between automatic purchases. If the date selected by the shareholder is not a business day, funds will be transferred the next business day thereafter. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish an Automatic Investment Account, complete and sign the appropriate section of the Purchase Application and send it to the Transfer Agent. Shareholders may cancel this privilege or change the amount of purchase at any time by calling 1-800-322-6864 or by mailing written notification to: Cornerstone Family of Funds, c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. The change will be effective five business days following receipt of notification by the Transfer Agent. A Fund may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. However, a $20 fee will be imposed by Firstar Mutual Fund Services, LLC, if sufficient funds are not available in the shareholder's account at the time of the automatic transaction.

        While investors may use this option to purchase shares in their IRA or other retirement plan accounts, the Transfer Agent will not monitor the amount of contributions to ensure that they do not exceed the amount allowable for federal tax purposes. Firstar Mutual Fund Services,

LLC, will assume that all retirement plan contributions are being made for the tax year in which they are received.


Methods of Payment


        Payment by Wire : An expeditious method of investing in the Fund is through the transmittal of Federal funds by bank wire to Firstar Bank Milwaukee, N.A. (the "Bank"). Federal funds transmitted by bank wire to the Bank and received by it prior to 4:00 P.M. New York time are priced at the net asset value determined on such day. Federal funds received after 4:00 P.M. New York time will be available on the next business day. Funds other than Federal funds transmitted by bank wire may or may not be converted into Federal funds on the day received by the Bank depending upon the time the funds are received and the bank wiring the funds. We encourage you to make payment by wire in Federal funds. The Fund will not be responsible for delays in the wiring system.

        To purchase shares by wiring funds, instruct a commercial bank to wire your money to:


               Firstar Bank Milwaukee, N.A.
               777 East Wisconsin Avenue
               Milwaukee, Wisconsin 53202
               ABA # 075000022

               Credit: Firstar  Mutual Fund Services, LLC
               Account # 112952137
               Further credit: The  Cornerstone Family of Funds
               Name of shareholder and account number (if known)

 Instructions for new accounts should specify the name, address, and social security number of each person in whose name the shares are to be registered and the name of the Fund. If you are an existing shareholder, you need only furnish your account number and the name of the Fund. Failure to submit required information may delay investment.

         Payment by Mail: Purchase orders for which remittance is to be made by check may be submitted directly by mail to Cornerstone Family of Funds, c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. The U.S. Postal Service and other independent delivery services are not agents of the Fund. Therefore, deposit of purchase requests in the mail or with such services does not constitute receipt by Firstar Mutual Fund Services, LLC or the Fund. Please do not mail letters by overnight courier to the post office box address. Purchase requests sent by overnight or express mail should be directed to: Cornerstone Family of Funds, c/o Firstar Mutual Fund Services, LLC, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Checks should be made payable to Cornerstone Family of Funds.

        When opening a new account, you must enclose a completed purchase application. If you are an existing shareholder, you should enclose the detachable stub from an account statement you have received or otherwise indicate your account number and the name of the Fund.

        Personal Delivery: For personal delivery instructions, please call the Fund at 1-800-322-6864.

        Exchange for Municipal Securities: If you own municipal obligations meeting the criteria for investment by the Fund, you may exchange such securities for shares of the Fund. All such exchanges are discretionary with the Fund. If you desire to make such an exchange, you should contact the Fund prior to delivering any securities in order to establish that the securities are acceptable for exchange, to determine what transaction charges, if any, may be imposed and to obtain delivery instructions for such securities. The value of the securities being exchanged will be determined in the same manner that the value of the Fund's portfolio securities is determined; the specific method of determining the value will be provided to you on request. The Fund reserves the right to refuse any such exchange, even if the securities offered by an investor meet the general investment criteria of the Fund. A capital gain or loss for federal income tax purposes may be realized by the investor following the exchange. Maturing bonds or detached coupons submitted within five (5) business days of the payment date are credited on the payment date.

        Exchange Privilege. For your convenience, the Exchange Privilege permits you to purchase shares in any of the other funds for which Fund management acts as the investment manager in exchange for shares of the Fund at respective net asset values per share. Exchange instructions may be given in writing to Firstar Mutual Fund Services, LLC, Agent, P.O. Box 701, Milwaukee, WI 53201-0701, the Fund's transfer agent, and must specify the number of shares of the Fund to be exchanged and the fund into which the exchange is being made. The telephone exchange privilege will be made available to shareholders automatically. You may telephone exchange instructions by calling Firstar Mutual Fund Services, LLC, at 1-800-322-6864. Before any exchange, you must obtain, and should review, a copy of the current prospectus of the fund into which your exchange is being made. Prospectuses may be obtained by calling or writing the Fund. See also "Telephone Redemption Privilege" for a discussion of the Fund's policy with respect to losses resulting from unauthorized telephone transactions.


        The Exchange Privilege is only available in those states where such exchanges can legally be made and exchanges may only be made between accounts with identical account registration and account numbers. Prior to effecting an exchange, you should consider the investment policies of the fund in which you are seeking to invest. Any exchange of shares is, in effect, a redemption of shares in one fund and a purchase of the other fund. You may recognize a capital gain or loss for federal income tax purposes in connection with an exchange. The Exchange Privilege may be modified or terminated by the Fund after giving 60 days' prior notice. The Fund reserves the right to reject any specific order, including purchases by exchange.

        A Completed Purchase Application must be received by the Transfer Agent before the Exchange, Check Redemption, Telephone Redemption or Expedited Redemption Privileges may be used.



                              REDEMPTION OF SHARES

        Shares of the Fund are redeemable at your option without charge at the next determined net asset value following receipt by Firstar Mutual Fund Services, LLC, of a redemption request in proper order. To effect a redemption, you may utilize the Check Redemption Privilege, the Telephone Redemption Privilege, the Expedited Redemption Privilege, or the regular redemption procedure. Due to the cost of maintaining an account, the Fund reserves the right to redeem an account involuntarily, on not less than 60 days' written notice, at any time an investor has reduced his or her account to less than $100. During the 60-day period, a shareholder may increase his or her holdings to $100 or more, and thereby avoid an involuntary redemption.

        When redemption requests are received by Firstar Mutual Fund Services, LLC, by 4:00 P.M. New York time on any day during which the net asset value is determined (see "Pricing of Fund Shares"), the redemption will be effective on such day, and payment will be made on the next business day based on the net asset value next determined after receipt of the redemption instruction. If a redemption notice is received after 4:00 P.M. New York time, the redemption will be effective on the next business day, and payment will be made thereafter on the second business day. In the event you wish to liquidate your holdings, you will be entitled to all dividends declared through the date of redemption. At times, the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay, or cause to be delayed, the mailing of a redemption check until such time as it has assured itself that good payment has been received from the purchase of such shares, which may take up to 15 days from the purchase date. In the case of payment by check, the determination of whether the check has been paid by the paying institution generally takes up to seven days, but may take longer. You may avoid this delay by purchasing shares by wire or by using a certified or official bank check drawn on a U.S. bank. In the event of delays in payment of redemption proceeds, the Fund will take all available steps to expedite collection of the investment check. If shares were purchased by check, you may write checks against such shares only after 15 days from the date the purchase was executed. Shareholders who draw against shares purchased fewer than 15 days from the date of original purchase, will be charged usual and customary bank fees. The Fund reserves the right to suspend the right of redemption or postpone the day of payment (1) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (2) when the trading markets normally used by the Fund are restricted or an emergency exists as determined by the Securities and Exchange Commission (the "Commission") as to make the disposal of the Fund's investments or determination of its net asset value unreasonably impracticable, or (3) for such other periods as the Commission by order may permit to protect the Fund's shareholders.

        You may realize a taxable capital gain or loss when shares are redeemed, depending on their net asset value. On all redemption requests (including redemption checks) for joint accounts, the signatures of all joint owners are required unless shareholders have designated otherwise.

Check Redemption Privilege

        You may request that the Fund provide you with redemption checks ("Checks") drawn on the Fund's account by either (i) completing the appropriate section of the application order form or (ii) subsequent written request to the Fund. These Checks will be sent only to the individuals in whose name the account is registered and only to the address of record with the Fund. You may use the Checks in any lawful manner and make them payable to the order of any person or company in an amount of $100 or more. Dividends continue to be earned until the Check clears the Fund account and is paid by Firstar Mutual Fund Services, LLC. The Fund may delay, or cause to be delayed, payment of redemption proceeds until such time as it or Firstar Mutual Fund Services, LLC has assured itself that good payment has been collected for the purchase of such shares. In addition, the Fund reserves the right not to honor Check redemption requests received by Firstar Mutual Fund Services, LLC within 15 days from the purchase date if the shares to be redeemed have been purchased by check. You will be subject to the same rules and regulations that the Bank applies to checking accounts in general. There is currently no charge to you for the use of the Checks, except that Firstar Mutual Fund Services, LLC, imposes a $20 charge if an investor requests that it stop payment of a Check or if it cannot honor a Check due to insufficient funds or other valid reasons.

        When a Check is presented for payment, Firstar Mutual Fund Services, LLC, as your agent, will cause the Fund to redeem a sufficient number of shares in your account to cover the amount of the Check. Shares for which stock certificates have been issued may not be redeemed by Check. Since the net asset value of the Fund's shares changes daily, you should make certain that the total value of your account is sufficient to cover the amount of your Check. Otherwise, the Check will be returned marked insufficient funds. Checks may not be used to close an account. The Check Redemption Privilege may be modified or terminated by either the Fund or Firstar Mutual Fund Services, LLC, upon 60 days' written notice to shareholders.

Telephone Redemption Privilege

        You may direct redemptions of up to $150,000 worth of shares per day by telephone either (i) by completing the appropriate section of the application form or (ii) by later signature guaranteed* written request. Telephone calls will be recorded. Firstar Mutual Fund Services, LLC, will act on instructions that it reasonably believes to be genuine. The proceeds of the redemption will only be mailed to the address of record with the Fund, or a preauthorized bank address. (Available only if established on the account application and if there has been no change of address by telephone within the preceding 30 days.) The Fund reserves the right to refuse a telephone redemption and may limit the amount and frequency. The Telephone Redemption Privilege may be modified or terminated at any time by either the Fund or Firstar Mutual Fund Services, LLC.

Neither the Fund nor its transfer agent will be liable for following instructions that they reasonably believe to be genuine. It is the Fund's policy to provide that a written confirmation statement of all telephone call transactions be mailed to shareholders at their address of record within 3 business days after the telephone call transaction. You should verify the accuracy of telephone call transactions immediately upon receipt of your confirmation statement. As a result of this policy, you will bear the risk of loss in the event of a fraudulent telephone exchange or redemption transaction.

Expedited Redemption Privilege

        Requests for expedited redemption may be made by letter or telephone for amounts equal to or exceeding $5,000, if you have previously filed with Firstar Mutual Fund Services, LLC, a signed telephone authorization form available from the Fund, or completed the appropriate Section of the Application Form. If the request is for more than $5,000, proceeds of the expedited redemption will be transferred by Federal Reserve wire to the commercial bank specified in the authorization form or to a correspondent bank if your bank is not a member of the Federal Reserve System. Firstar Mutual Fund Services, LLC, charges a $12 service fee for each payment of redemption proceeds made by Federal wire. This fee will be deducted from your account. If the correspondent bank fails to notify your bank immediately, there could be a delay in crediting the funds to your bank account. Proceeds of less than $5,000 will be mailed to your address. The Fund reserves the right to refuse an expedited redemption and may limit the amount and frequency.

        This privilege may be modified or terminated at any time without prior notice by either the Fund or Firstar Mutual Fund Services, LLC. Any time funds are wired by the Bank, the proceeds of redemption may be subject to the deduction of the Bank's usual and customary charges for wiring funds.

        Requests by letter should be addressed to Cornerstone Family of Funds, c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701.

        In order to qualify to use the Expedited Redemption Privilege, you must complete the appropriate portion of the new account application and your initial payment for purchase of the Fund's shares must be drawn on, and redemption proceeds paid to, the same bank and account as designated on the application.

        In order to change the commercial bank or account designated to receive the redemption proceeds, you must send a written request to Cornerstone Family of Funds, c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. Such request must be signed by each shareholder with each signature guaranteed by an eligible guarantor (see above).

--------------

*A signature guarantee must be from an eligible guarantor institution approved by Cornerstone. Signature guarantees in proper form generally will be accepted from domestic banks, a member of a national securities exchange, credit unions and savings associations, as well as from participants in the Securities Transfer Agents Medallion Program ("STAMP"). If you have any questions with respect to signature guarantees, please call the transfer agent at 1-800-322-6864.

Regular Redemption Procedure

        You may redeem your shares by sending a written request, together with duly endorsed stock certificates, if any, to Cornerstone Family of Funds, c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. All certificates and all written requests for redemption must be endorsed by you. For redemptions exceeding $50,000 (and for all written redemption requests, regardless of amount, made within 30 days following any change in account registration), your endorsement must be signature guaranteed, as described above. Firstar Mutual Fund Services, LLC, may, at its option, request further documentation from corporations, executors, administrators, trustees or guardians. If requested, redemption proceeds of more than $5,000 will be wired into any member bank of the Federal Reserve System. However, such transaction may be subject to a deduction of the Bank's usual and customary charges for wiring funds. The Fund will accept other suitable verification arrangements for foreign investors. The U.S. Postal Service and other independent delivery services are not agents of the Fund. Therefore, deposit of redemption requests in the mail or with such services does not constitute receipt by Firstar Mutual Fund Services, LLC, or the Fund. Please do not mail letters by overnight courier to the post office box address. Redemption requests sent by overnight or express mail should be directed to: Cornerstone Family of Funds, c/o Firstar Mutual Fund Services, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Redemptions by mail will not become effective until all documents in the form required have been received by Firstar Mutual Fund Services, LLC.

        Requests for redemption subject to any special condition, or which specify an effective date other than as provided herein, cannot be accepted and will be returned to you.

Tax Sheltered Retirement Plans

        We offer a Prototype Pension and Profit Sharing Plan, including Keogh plans, IRAs, SEP-IRA Plans, IRA Rollover Accounts and 403(b) plans. Check redemption and telephone redemption privileges are not available to Retirement account holders. Plan support services are available by calling us at 1-800-322-6864.

How to Transfer Shares

        Shares may be transferred from one person to another by sending to Firstar Mutual Fund Services, LLC, a written request for such transfer, signed by the registered owner(s) exactly as the account is registered with each signature guaranteed as described above, with (i) the name(s) of the new registered owner(s), (ii) the social security number or taxpayer identification number for the new registration, and (iii) the redemption option elected. If the shares being transferred are represented by certificates in the possession of the investor, such certificates, properly signed with signature guarantees, must also be forwarded to Firstar Mutual Fund Services, LLC. In addition, Firstar Mutual Fund Services, LLC, reserves the right to request any additional documents that may be required for transfer by corporations, executors, administrators, trustees, and guardians.

Reopening an Account

        You may reopen an account with a minimum investment of $100 or more without filing a new application form during the year in which your account was closed or during the following calendar year, provided that the information on your original form is still applicable. The Fund may require you to file a statement that all information on the original account application form remains applicable.



                    DISTRIBUTION AGREEMENT AND MARKETING PLAN

        Distribution Agreement. Cresvale International (US) LLC, acts as principal distributor of Fund shares. The Distributor has the exclusive right to distribute Fund shares directly or through other broker-dealers. The Distributor is reimbursed for distribution expenses pursuant to a Distribution and Marketing Plan (the "Marketing Plan"), adopted pursuant to Rule 12b-1 under the 1940 Act, which allows it to finance activities that are primarily intended to result in the sale of the Fund's shares, including but not limited to advertising, commissions, and salaries paid to registered representatives and marketing personnel of the Distributor, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, and payments to dealers, banks and shareholder servicing agents who enter into agreements with the Manager or the Distributor for providing administrative and account maintenance services. Such services may include, without limitation, some or all of the following: answering Fund inquiries; assistance in changing dividend options, account registration and addresses; performance of sub-accounting; maintenance of shareholder accounts and records; assistance in processing purchase and redemption transactions; providing periodic statements showing a shareholder's account balance and the integration of such statements with those of other transactions and balances in the shareholder's other accounts serviced by the Manager or the Distributor, if any; and such other information and services as the Fund reasonably may request, to the extent the Manager or Distributor is permitted by applicable statute, rule or regulation to provide such information or services.

        Marketing Plan. Pursuant to the Marketing Plan, the Fund may incur distribution expenses not to exceed .25% per annum of its average daily net assets. The Marketing Plan will only permit payments for expenses actually incurred by the Distributor or the Manager. The Marketing Plan allows for the carry-over of expenses from year to year and, if the Marketing Plan is terminated or not continued in accordance with its terms, the Fund's obligation to make payments to the Distributor (or Manager) pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Marketing Plan terminates. The Fund records all accruals made under the Marketing Plan as expenses in the calculation of its net investment income. The Fund may not accrue the amount of distribution expenses incurred by the Distributor that may be paid pursuant to the Marketing Plan in future periods as a liability, because it is believed that the standards for the accrual of a liability under generally accepted accounting principles will not have been satisfied. Such distribution expenses are recorded as an expense in future periods as they are accrued. Certain overhead expenses of the Distributor are also provided for under the Marketing Plan.


                            DIVIDENDS AND TAX MATTERS

        The Fund intends to qualify as a regulated investment company, which means that it pays no federal income tax on the earnings or capital gains it distributes to its shareholders.

     o Dividends from the Fund that are attributable to interest on certain U.S. Government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to U.S. Government obligations will be provided on the tax statements you receive from the Fund.

     o Ordinary dividends from the Fund are taxable as ordinary income and dividends from the Fund's long-term capital gains are taxable as capital gain.

     o Dividends are treated in the same manner for federal income tax purposes whether you receive them in the form of cash or additional shares. They may also be subject to state and local taxes.

     o Certain dividends paid to you in January will be taxable as if they had been paid the previous December.

     o We will mail you tax statements annually showing the amounts and tax status of the distributions you received.

     o When you sell (redeem) or exchange shares of a Fund, you must recognize any gain or loss.

     o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

***We provide this tax information for your general information. You should consult your own tax adviser about the tax consequences of investing in a Fund.***

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

Annual/Semi-Annual Reports: contain performance data and information on portfolio holdings for the Fund's most recently completed fiscal year or half year and, on an annual basis, a statement from portfolio management and the auditor's report.

Statement of Additional  Information (SAI):  contains more detailed  information
about  the  Fund's  policies,   investment  restrictions,   risks  and  business
structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Fund may be obtained without charge by contacting:


                          Cornerstone Fixed Income Funds
                Cornerstone U.S. Government Strategic Income Funds
                                 67 Wall Street
                                New York NY 10005
                                 1-800- 322-6864


Information about the Fund (including the SAI) can be viewed and copied at the Public Reference Room of the Securities and Exchange Commission (the "SEC") in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, D.C. 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC- 0330. Reports and other information about the Fund may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

===============================================================================
              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
             CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR
           REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL:


                                1-800-(322- 6864)
                              Monday through Friday
                          9:00 a.m. to 8:00 p.m. (EST)

===============================================================================






           The Fund's Investment Company Act File number is 811-5063.

                          Cornerstone Fixed Income Funds
                    Cornerstone Tax-Free Money Market Series





               This Prospectus pertains to the Cornerstone Tax-Free Money Market Series ("Money Market Series") of the Cornerstone Fixed Income Funds.





                                   Prospectus

                                 April 30, 1999












AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS



-------------------------------------------------------------------------------



Risk/Return Summary............................................................
Financial Highlights...........................................................
Investment Objective Principal  Investment  Strategies.........................
 Principal Risks...............................................................
Year 2000......................................................................
Management.....................................................................
Pricing of Fund Shares.........................................................
Purchase of Shares.............................................................
Redemption of Shares...........................................................
Distribution  Expenses.........................................................
Dividends and Tax Matters......................................................



-------------------------------------------------------------------------------

                               RISK/RETURN SUMMARY


Investment Objective and Principal Strategy Overview

The Money Market Series is a money market fund that seeks to provide current income that is excluded from federal income tax while preserving capital and liquidity. The Money Market Series will attempt to achieve its objective investing at least 80% of its total assets in high quality municipal securities the interest from which is excluded from federal income tax. The Money Market Series will also invest in variable rate securities and enter into repurchase agreements.


Principal Risks of Investing in the Money Market Series


There is no guarantee that the Money Market Series will achieve its stated objective. In fact, you could lose money by investing in the Money Market Series. In making your investment decision, you should understand that the Money Market Series' net asset value (NAV), yield, and total return may be adversely affected by any or all of the following factors:

o Rising interest rates cause the prices of debt securities to decrease and falling rates cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.

o Certain issuers of securities may fail to make timely payments of interest and principal on the Fund's investments.

o It is expected that a substantial portion of the assets of the Fund will be derived from professional money managers and investors who intend to invest in the Fund as part of an asset-allocation or market-timing investment strategy. These investors are likely to redeem or exchange their Fund shares frequently to take advantage of anticipated changes in market conditions. The strategies employed by investors in the Fund may result in considerable assets moving in and out of the Fund. Consequently, the Fund expects that it will generally experience significant portfolio turnover, which will likely cause higher expenses and additional costs and may adversely affect the ability of the Fund to meet its investment objective.

o AN INVESTMENT IN THE MONEY MARKET SERIES IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE MONEY MARKET SERIES SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE MONEY MARKET SERIES.

Summary of Past Performance

The bar chart and table shown below indicate the risks of investing in the Money Market Series. The bar chart shows the performance of the Money Market Series for each of the last 10 calendar years. The table shows how the Money Market Series' average annual return for 1, 5, and 10 years compare with those of a broad measure of market performance.

        Bar Chart

The bar chart illustrates how the Money Market Series' returns vary from year to year. As always, past performance is no way to predict future performance.



   1998       1997      1996      1995      1994      1993       1992      1991      1990      1989
   ====      =====     =====     =====     =====     =====      =====     =====     =====     =====


  1.77%      2.19%     2.28%     2.60%     1.69%     1.40%      2.79%     4.86%     5.14%
                                                                                              5.45%




The Money Market Series' best performance for one quarter was 1.42% for the quarter ended 6/30/89. The Money Market Series' worst performance for one quarter was 0.30% for the quarter ended 3/31/94.

        Average Annual Total Returns Table


The table below shows the Money Market Series' average annual total returns for the 1, 5, and 10 year periods of the Money Market Series' existence in comparison to the Lipper Tax-Exempt Money Market Average for the same periods. The table provides some indication of the risks of investing in the Money Market Series by showing how the Money Market Series' average annual total returns for the periods noted compare with that of a broad measure of market performance. As always, past performance is no way to predict future performance.


Average Annual Returns as                  One Year                 5 Years             10 Years
of 12/31/98
Cornerstone Tax-Free Money
Market Series                               1.77%                    2.07%               2.99%

Lipper Tax-Exempt
Money Market Average                        2.92%                    2.92%               3.46%


 The current seven-day yield may be obtained by calling 1-800-322-6864.



Fees and Expenses of the Money Market Series

This table describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Series.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases

(as percentage of offering price)........................................................ None
Maximum Deferred Sales Charge (Load)..................................................... None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
 and other Distributions................................................................. None
Redemption Fee (as a percentage of amount redeemed, if applicable)....................... $12*
Exchange Fee............................................................................. None
Maximum Account Fee...................................................................... None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees......................................................................... 0.50%
Distribution [and/or Service] (12b-1) Fees.............................................. 0.50%
Other Expenses...........................................................................0.87%

Total Annual Fund Operating Expenses.................................................... 1.87%

* The Transfer Agent charges a $12 service fee each payment or redemption proceeds made by wire.


        Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

        The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

        1 Year        3 Years               5 Years              10 Years
        ------        -------               -------              --------


         $190          $588                  $1,011               $2,190

                              FINANCIAL HIGHLIGHTS

        The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McGladrey & Pullen, LLP, whose report, along with the Fund's financial statements, are included in the Annual Report which is available upon request:




                                                                      Year Ended December 31,

                                                      1998*         1997         1996        1995         1994
                                                      ----          ----         ----        ----         ----
Per share operating performance
(for a share outstanding throughout the period)
Net Asset Value, Beginning of Year..............    $  1.00       $  1.00      $ 1.00      $  1.00       $ 1.00
                                                    -------       -------      ------      -------       ------

Income from investment operations:
Net investment income...........................       0.02          0.02        0.02         0.03         0.02
                                                    -------       -------      ------      -------       ------

Less distributions:
Dividends from net investment income............      (0.02)        (0.02)      (0.02)       (0.03)       (0.02)
                                                    -------       -------      ------      -------       ------

Net Asset Value, End of Year....................    $  1.00       $  1.00      $ 1.00      $  1.00       $ 1.00
                                                    -------       -------      ------      -------       ------

Total Return....................................       1.77%         2.19%       2.28%        2.60%        1.69%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000 omitted)...........    $59,296       $13,263      $4,621      $11,251       $9,004

Ratios to Average Net Assets
    Expenses....................................       1.87%++       1.52%+ ++   1.54%++      1.53%++      0.91%+

    Net investment income.......................       1.46%         2.10%       2.04%        2.43%        1.55%

+ These ratios are after expense reimbursement of .02% and .44% for each of the years ended December 31, 1997 and 1994, respectively.

++ These ratios would have been 1.77%, 1.44%, 1.40% and 1.35% net of expenses paid indirectly of .10%, .08%, .14% and .18% for the years ended December 31, 1998, 1997, 1996 and 1995, respectively.

*    See "Management" for changes in investment adviser in 1998.

            INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

        The investment objective of the Money Market Series of the Cornerstone Fixed Income Funds is to provide as high a level of current income excluded from federal income tax as is consistent with the preservation of capital and liquidity. The Money Market Series will seek to achieve its objective by investing, under normal circumstances, at least 80% of its assets in a managed portfolio of high-quality debt securities, including bonds other than private activity bonds issued after August 7, 1986, issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, and instrumentalities, the interest from which is exempt from federal income tax (municipal bonds). The Money Market Series may invest in obligations issued or guaranteed by the U.S. Government without any limitation.


        The Money Market Series invests only in U.S. dollar-denominated securities which are rated in one of the two highest rating categories for debt obligations by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's"), two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board of Trustees of the Fund.

        Under normal market circumstances the Money Market Series will invest at least 80% of its assets in high-quality municipal bonds rated AA, SP-1, or higher by S&P or MIG-1 or Prime-1 by Moody's or are unrated but judged by the Fund's investment adviser to be of at least comparable quality in accordance with procedures established by the Board of Trustees of the Fund. At least 80% of the Money Market Series' assets will be invested in obligations with remaining maturities of 13 months or less. Accordingly, the securities in which the Money Market Series will invest may not yield as high a level of current income as longer term or lower grade securities that generally have less liquidity and greater fluctuation in value.

        Municipal bonds include debt obligations issued to obtain funds for various public purposes, including construction of public facilities, repayment of outstanding obligations, and payment of general operating expenses. The Money Market Series will hold two categories of municipal bonds: general obligation bonds, which are backed by the faith, credit, and taxing power of the issuing municipality and considered to be the safest type of municipal bond; and revenue bonds, which are backed by the revenues of a specific project or facility or in some cases, by the proceeds of special excise taxes, user fees, or other specific revenue sources. Certain revenue bonds may be issued to obtain funding for privately operated facilities. These bonds, known as private activity bonds, are backed by the credit and security of a private user and therefore have more potential risk.

Repurchase Agreements

        The Money Market Series may enter into repurchase agreements with commercial banks, brokers, or dealers pursuant to which the Money Market Series acquires a money market instrument (generally a U.S. Government obligation qualifying for purchase by the Money Market Series) that is subject to resale by the Money Market Series on a specified date (generally within one week) at a specified price (which price reflects an agreed-on interest rate effective for the period of time the Money Market Series holds the investment and is unrelated to the interest rate on the instrument). As a matter of fundamental policy, the Money Market Series will not enter into repurchase agreements of more than one week in length if as a result, more than 10% of the total assets of the Money Market Series would be invested in such agreements or other restricted or illiquid securities. The Money Market Series enters into repurchase agreements for the purpose of making short-term cash investments. Risks involved in entering into repurchase agreements include the possibility of default or bankruptcy by the other party to the agreement. The Money Market Series' investment adviser will monitor the creditworthiness of parties with which it enters into repurchase agreements.

Variable Rate Securities

        The Money Market Series may invest in variable rate municipal bonds with or without demand features. Interest rates on such securities fluctuate based on changes in specified market rates, such as the prime rate, or are adjusted at predetermined intervals, at least every six months. A demand feature allows the Money Market Series to demand prepayment of the principal amount of the municipal bond prior to its maturity. Some demand obligations are guaranteed by banks or other financial institutions, which may enhance the quality of the underlying security.

Temporary Defensive Investments


        The Money Market Series anticipates that it may, from time to time, and in response to adverse market conditions, invest up to 50% of its assets, on a temporary basis, in short-term fixed-income obligations whose interest is subject to federal income tax. Such investments are made only under conditions that in the opinion of the investment adviser of the Money Market Series make such investments advisable. The Money Market Series invests in only those taxable obligations that are (1) rated AA or higher by S&P or Aa or higher by Moody's or unrated but judged by its investment adviser to be of at least comparable quality, (2) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or (3) obligations of banks (including certificates of deposit, bankers' acceptances, and repurchase agreements) with at least $1,000,000,000 of assets .

Portfolio Turnover

        Because the Money Market Series will invest in municipal bonds maturing in not more than one year, portfolio turnover will be high. In addition, the Money Market Series will attempt to increase yields by trading securities to take advantage of short-term interest rate disparities. A high turnover rate increases transaction costs and the possibility of taxable short-term gains, and affects performance. Therefore the Money Market Series will carefully weigh the added cost of short-term investments against anticipated gains. If the Money Market Series disposes of a municipal bond prior to maturity, it may realize a loss or a gain. The value of the Money Market Series will generally vary inversely with the movement of interest rates.



                                 PRINCIPAL RISKS

Interest Rate Risk

        Rising interest rates cause the prices of debt securities to decrease and falling rates cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term (less than one year) and long-term (greater than one year) interest rates do not necessarily move in the same direction or the same amount. Short term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Credit Risk

        Certain issuers of securities may fail to make timely payments of interest and principal on the Money Market Series' investments. Such failure may arise from changes in the financial condition of an issuer, changes in specific economic or political conditions affecting an issuer, and changes in general economic or political conditions. Investment grade debt securities tend to be less sensitive to these changes than debt securities rated below investment grade. There is, however, no guarantee that a high credit rating will insure timely payments from the issuer.

Market-Timing

        It is expected that a substantial portion of the assets of the Money Market Series will be derived from professional money managers and investors who intend to invest in the Money Market Series as part of an asset-allocation or market-timing investment strategy. These investors are likely to redeem or exchange their Money Market Series shares frequently to take advantage of anticipated changes in market conditions. The strategies employed by investors in the Money Market Series may result in considerable assets moving in and out of the Fund. Consequently, the Manager expects that the Money Market Series will generally experience significant portfolio turnover, which will likely cause higher expenses and additional costs and affect the Money Market Series' performance.

                                    YEAR 2000

        The Fund's securities trades, pricing and accounting services and other operations could be adversely affected if the computer systems of the adviser, distributor, custodian or transfer agent were unable to recognize dates after 1999. The adviser and other service providers have told the Fund that they are taking action to prevent, and do not expect the funds to suffer from, significant year 2000 problems.


        In addition, problems processing year 2000 data could also have adverse effects on the computer systems of the issuers or entities that comprise the Fund's portfolio securities. If such issuers or entities are unable to properly address the year 2000 problem, then it could have an adverse effect on the operations of such issuer, which, in turn, would result in a drop in market value for the securities and a loss for the Fund. This problem may exist to a greater degree with respect to investments by the Fund in the securities of non-U.S. issuers. Generally, non-U.S. issuers have not devoted the resources necessary to properly address the year 2000 problem. Therefore, the problems noted above for domestic issuers of securities held by the Fund is likely to be exacerbated for the securities of non-U.S. issuers.


                                   MANAGEMENT


        The Fund is managed by Cornerstone Equity Advisors, Inc. ("Cornerstone" or the "Manager"). Cornerstone's principal business address is 67 Wall Street, New York, New York 10005. Cornerstone is an investment adviser registered with the Securities and Exchange Commission. Prior to its association with the Fund, Cornerstone managed approximately $20 million of assets for private and institutional accounts. As investment manager, Cornerstone manages and supervises the Money Market Series' investment portfolio and directs the purchase and sales of its investment securities.



        Cornerstone received advisory fees and reimbursements for its costs totaling $46,064, which amounted to 0.50% of the Money Market Series' average net assets for the period from September 29, 1998 to December 31, 1998. During the year 1998, Fundamental Portfolio Advisors, Inc. served as investment adviser to the Money Market Series (from January 1, to May 31, 1998), and Tocqueville Asset Management L.P. served as interim investment adviser to the Money Market Series (from June 1, to September 28, 1998) each at the same fee rate applicable to Cornerstone's current and interim advisory contracts.

        The Fund's portfolio manager is Mr. Stephen C. Leslie, Chairman and Chief Executive Officer of Cornerstone. Mr. Leslie has been associated with Cornerstone since its inception in 1997. Dating back to 1994, Mr. Leslie has held the following positions: he was a partner of Wall Street Capital Group, a merchant bank; he was a partner of Wall Street Investment Corp., a broker/dealer; he was a partner of Tucker Anthony Securities, a broker/dealer; and he was a senior vice-president of Pryor McClendon Counts & Co., a broker/dealer.


                             PRICING OF FUND SHARES

        The price of Money Market Series shares is based on the Fund's net asset value. Each share of the Money Market Series is sold at its net asset value next determined after a purchase order becomes effective. It is the intention of the Money Market Series to maintain a per share net asset value of $1, although no such net asset value can be guaranteed. The net asset value per share of the Money Market Series is determined as of the close of trading on the New York Stock Exchange (currently 4:00 P.M. New York time) on each day that both the New York Stock Exchange and the Fund's custodian bank are open for business. The net asset value per share of the Money Market Series is also determined on any other day that the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. On any day on which no purchase orders for the shares of the Money Market Series become effective and no shares are tendered for redemption, the net asset value per share will not be determined. The Money Market Series shares will not be priced on the following days when the New York Stock Exchange is closed: New Year's Day, Dr. Martin Luther King Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The net asset value per share of the Money Market Series is computed by taking the amount of the value of all of its assets, less its liabilities, and dividing it by the number of outstanding shares. For purposes of determining net asset value, expenses of the Money Market Series are accrued daily and taken into account.

        The portfolio securities of the Money Market Series are valued on an amortized cost basis. Under this valuation method, a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis until maturity. Other assets are valued at fair value as determined in good faith by persons designated by the Fund's Trustees using methods determined by the Trustees.


                               PURCHASES OF SHARES


        Shares of the Money Market Series may be purchased either directly from the Money Market Series or through securities dealers, banks, or other financial institutions. The Money Market Series has a minimum initial purchase requirement of $1,000 and a minimum subsequent purchase requirement of $100. Subsequent purchases are made in the same manner as initial purchases.


        Investors can purchase shares without a load if they purchase the shares directly from the Money Market Series. However, investors may be charged a fee if they purchase shares through securities dealers, banks, or other financial institutions. Investors opening a new account for the Money Market Series must complete and submit a purchase application along with payment of the purchase price for their initial investment. Investors purchasing additional shares of the Money Market Series should include their account number along with payment of the purchase price for additional shares being purchased. Investors may re-open an account with a minimum investment of $100 and without filing a purchase application during the year in which the account was closed or during the following calendar year if the information on the original purchase application is still applicable. The Money Market Series may require the filing of a statement that all information on the original purchase application remains applicable.


        For customers of certain financial institutions who offer the service, investors may have their "free-credit" cash balances automatically invested in shares of the Money Market Series. These investments are not subject to the minimum purchase requirements described above.

        A purchase order becomes effective immediately on receipt by Firstar Mutual Fund Services, LLC, as agent for the Money Market Series, if it is received before 4:00 P.M. (Eastern time) on any business day. After a purchase order becomes effective, confirmation of the purchase is sent to the investor, and the purchase is credited to the investor's account. The Fund, or any series thereof, reserves the right to reject any purchase order.


        The  Cornerstone  Automatic  Investment  Program  offers a simple way to maintain a regular investment program. The Fund has waived the initial investment minimum for you when you open a new account and invest $100 or more per month through the Cornerstone Automatic Investment Program. The Program
permits an existing shareholder to purchase additional shares of any Fund (minimum $50 per transaction) at regular intervals. Under the Automatic Investment Program, shares are purchased by transferring funds from a shareholder's checking or bank money market account in an amount of $50 or more designated by the shareholder. At the shareholder's option, the account designated will be debited and shares will be purchased on the date selected by the shareholder. There must be a minimum of seven days between automatic purchases. If the date selected by the shareholder is not a business day, funds will be transferred the next business day thereafter. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish an Automatic Investment Account, complete and sign the appropriate section of the Purchase Application and send it to the Transfer Agent. Shareholders may cancel this privilege or change the amount of purchase at any time by calling 1-800-322-6864 or by mailing written notification to: Cornerstone Family of Funds, c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. The change will be effective five business days following receipt of notification by the Transfer Agent. A Fund may modify or terminate this privilege at
any  time  or  charge  a  service  fee,   although  no  such  fee  currently  is
contemplated. However, a $20 fee will be imposed by Firstar Mutual Fund Services, LLC, if sufficient funds are not available in the shareholder's account at the time of the automatic transaction.




Methods of Payment

        Payment by Wire: An expeditious method of investing in the Fund is through the transmittal of Federal funds by bank wire to Firstar Bank Milwaukee, N.A. (the "Bank"). Federal funds transmitted by bank wire to the Bank and received by it prior to 4:00 P.M. New York time are priced at the net asset value determined on such day. Federal funds received after 4:00 P.M. New York time will be available on the next business day. Funds other than Federal funds transmitted by bank wire may or may not be converted into Federal funds on the day received by the Bank depending upon the time the funds are received and the bank wiring the funds. We encourage you to make payment by wire in Federal funds. The Fund will not be responsible for delays in the wiring system.

        To purchase shares by wiring funds, instruct a commercial bank to wire your money to:

               Firstar  Bank Milwaukee, N.A.
               777 East Wisconsin Avenue
               Milwaukee, Wisconsin 53202
               ABA # 075000022

               Credit: Firstar  Mutual Fund Services, LLC
               Account # 112952137
               Further credit: The  Cornerstone Family of Funds
               Name of shareholder and account number (if known)


Instructions for new accounts should specify the name, address, and social security number of each person in whose name the shares are to be registered and the name of the Fund. If you are an existing shareholder, you need only furnish your account number and the name of the Fund.
Failure to submit required information may delay investment.


        Payment by Mail: Purchase orders for which remittance is to be made by check may be submitted directly by mail to Cornerstone Family of Funds, c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. The U.S. Postal Service and other independent delivery services are not agents of the Fund. Therefore, deposit of purchase requests in the mail or with such services does not constitute receipt by Firstar Mutual Fund Services, LLC or the Fund. Please do not mail letters by overnight courier to the post office box address. Purchase requests sent by overnight or express mail should be directed to: Cornerstone Family of Funds, c/o Firstar Mutual Fund Services, LLC, Third Floor, 615 East Michigan Street,

Milwaukee, Wisconsin 53202. Checks should be made payable to Cornerstone Family of Funds.


        When opening a new account, you must enclose a completed purchase application. If you are an existing shareholder, you should enclose the detachable stub from an account statement you have received or otherwise indicate your account number and the name of the Fund.

        Personal Delivery: For personal delivery instructions, please call the Fund at 1-800-322-6864.

        Exchange for Municipal Securities: If you own municipal obligations meeting the criteria for investment by the Fund, you may exchange such securities for shares of the Fund. All such exchanges are discretionary with the Fund. If you desire to make such an exchange, you should contact the Fund prior to delivering any securities in order to establish that the securities are acceptable for exchange, to determine what transaction charges, if any, may be imposed and to obtain delivery instructions for such securities. The value of the securities being exchanged will be determined in the same manner that the value of the Fund's portfolio securities is determined; the specific method of determining the value will be provided to you on request. The Fund reserves the right to refuse any such exchange, even if the securities offered by an investor meet the general investment criteria of the Fund. A capital gain or loss for Federal income tax purposes may be realized by the investor following the exchange. Maturing bonds or detached coupons submitted within five (5) business days of the payment date are credited on the payment date.

        Exchange Privilege. For your convenience, the Exchange Privilege permits you to purchase shares in any of the other funds for which Fund management acts as the investment manager in exchange for shares of the Fund at respective net asset values per share. Exchange instructions may be given in writing to Firstar Mutual Fund Services, LLC, Agent, P.O. Box 701, Milwaukee, WI 53201-0701, the Fund's transfer agent, and must specify the number of shares of the Fund to be exchanged and the fund into which the exchange is being made. The telephone exchange privilege will be made available to shareholders automatically. You may telephone exchange instructions by calling Firstar Mutual Fund Services, LLC at 1-800-322-6864. Before any exchange, you must obtain, and should review, a copy of the current prospectus of the fund into which your exchange is being made. Prospectuses may be obtained by calling or writing the Fund. See also "Telephone Redemption Privilege" for a discussion of the Fund's policy with respect to losses resulting from unauthorized telephone transactions.


        The Exchange Privilege is only available in those states where such exchanges can legally be made and exchanges may only be made between accounts with identical account registration and account numbers. Prior to effecting an exchange, you should consider the investment policies of the fund in which you are seeking to invest. Any exchange of shares is, in effect, a redemption of shares in one fund and a purchase of the other fund. You may recognize a capital gain or loss for federal income tax purposes in connection with an exchange. The Exchange

Privilege may be modified or terminated by the Fund after giving 60 days' prior notice. The Fund reserves the right to reject any specific order, including purchases by exchange.


        A Completed Purchase Application must be received by the Transfer Agent before the Exchange, Check Redemption, Telephone Redemption or Expedited Redemption Privileges may be used.

                                   REDEMPTIONS


        Each investor in the Money Market Series has the right to cause the Money Market Series to redeem his or her shares, by making a request to Firstar Mutual Fund Services, LLC, in accordance with the procedures of either the regular redemption procedure, the telephone redemption privilege, the expedited redemption privilege, or the check redemption privilege, as described in the following paragraphs. If Firstar Mutual Fund Services, LLC, receives a redemption request before the close of trading on any day the New York Stock Exchange is open for trading, the redemption will become effective on that day and be made at the net asset value per share of the Money Market Series, as determined at the close of trading on that day, and payment will be made on the following business day. If Firstar Mutual Fund Services, LLC, receives a redemption request following the close of trading on the New York Stock Exchange, or on any day the New York Stock Exchange is not open for business, the redemption will become effective on the next day the New York Stock Exchange is open for trading and be made at the net asset value per share of the Money Market Series, as determined at the close of trading on that day, and payment will be made on the following business day. Investors are entitled to receive all dividends on shares being redeemed that are declared on or before the effective date of the redemption of such shares. The net asset value per share of the Money Market Series received by an investor on redeeming shares may be more or less than the purchase price per share paid by such investor, depending on the market value of the portfolio of the Money Market Series at the time of redemption.

Regular Redemption  Procedure


        Investors may redeem their shares by sending a written redemption request to Firstar Mutual Fund Services, LLC, which request must specify the number of shares to be redeemed and be signed by the investor of record. For redemptions exceeding $50,000 (and for all written redemptions, regardless of amount, made within 30 days following any change in account registration), the signature of the investor on the redemption request must be guaranteed by an eligible guarantor institution approved by Firstar Mutual Fund Services, LLC. Signature guarantees in proper form generally will be accepted from domestic banks, a member of a national securities exchange, credit unions and savings associations, as well as from participants in the Securities Transfer Agents Medallion Program ("STAMP"). If you have any questions with respect to signature guarantees, please call the transfer agent at 1-800-322-6864. Firstar Mutual Fund Services, LLC, may, at its option, request further documentation from corporations, executors, administrators, trustees, or guardians. If a redemption request is sent to the Money Market

Series, the Money Market Series will forward it to Firstar Mutual Fund Services, LLC. Redemption requests will not become effective until all proper documents have been received by Firstar Mutual Fund Services, LLC. The U.S. Postal Service and other independent delivery services are not agents of the Fund. Therefore, deposit of redemption requests in the mail or with such services does not constitute receipt by Firstar Services, LLC, or the Fund. Please do not mail letters by overnight courier to the post office box address. Redemption requests sent by overnight or express mail should be directed to: Cornerstone Family of Funds, c/o Firstar Mutual Fund Services, LLC, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Requests for redemption that are subject to any special condition, or specify an effective date other than as provided herein, cannot be accepted and will be returned to the investor.


Telephone Redemption Privilege

        An investor may, by either completing the appropriate section of the purchase application, or by later making a written request to Firstar Mutual Fund Services, LLC, containing his or her signature guaranteed by an eligible guarantor (see above), obtain the telephone redemption privilege for any of his or her accounts. Provided that your account registration has not changed within the last 30 days, an investor may redeem up to $150,000 worth of shares from an account for which he or she has the telephone redemption privilege by making a telephone redemption request to Firstar Mutual Fund Services, LLC, at 1-800-322-6864. Telephone calls will be recorded. A check for the proceeds of such a redemption will be issued in the name of the investor of record and mailed to the investor's address as it appears on the records of the Money Market Series. Both the Money Market Series and Firstar

 Mutual Fund Services, LLC, reserve the right to refuse or limit a telephone redemption request and to modify the telephone redemption privilege at any time.


        Neither the Fund nor its transfer agent will be liable for following instructions communicated by telephone that they reasonably believe to be genuine. It is the Fund's policy to provide that a written confirmation statement of all telephone call transactions will be mailed to shareholders at their address of record within 3 business days after the telephone call transaction. Since you will bear the risk of loss, you should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

Expedited Redemption Privilege

        An investor in any series of the Fund may, either by completing the appropriate section of the purchase application, or by later making a written request to Firstar Mutual Fund Services, LLC, containing his or her signature guaranteed by an eligible guarantor (see above), obtain the expedited redemption privilege for any of his or her accounts. The expedited redemption privilege allows the investor to have the proceeds of any redemption of shares in any amount of $5,000 or more transferred by wiring federal funds to the commercial bank or savings and loan institution specified in his or her purchase application or written request for the expedited redemption privilege. Expedited redemption requests may be made by either mail (to the address specified under regular redemption procedure) or by telephone (to the number specified under telephone redemption privilege). The proceeds of such a redemption may be subject to a deduction of the usual and customary charge. Firstar Mutual Fund Services, LLC charges a $12 service fee for each payment of redemption proceeds made by federal wire. This fee will be deducted from your account. An investor may change the account or commercial bank designated to receive the redemption proceeds by sending a written request to Firstar Mutual Fund Services, LLC, containing his or her signature guaranteed in the manner just described. Both the Money Market Series and Firstar Mutual Fund Services, LLC, reserve the right to refuse or limit an expedited redemption request and to modify the expedited redemption privilege at any time.


Check  Redemption  Privilege


        An investor in any series of the Fund may, by either completing the appropriate section of the purchase application, or by later making a written request to the Money Market Series, obtain redemption checks for any of his or her accounts. These checks may be used by the investor in any lawful manner and may be payable to the order of any person or company in an amount of $100 or more. When a check is presented to Firstar Mutual Fund Services, LLC for payment, Firstar Mutual Fund Services, LLC, as agent for the investor, will cause the Money Market Series to redeem a sufficient number of shares in the investor's account to cover the amount of the check. Investors using the check redemption privilege will be subject to the same rules and regulations applicable to other checking accounts at Firstar Mutual Fund Services, LLC. There is no charge to the investor for using the check redemption privilege, except that Firstar Mutual Fund Services, LLC, imposes a $20 charge if an investor requests that it stop t payment of a Redemption Check or if it cannot honor a Redemption Check due to insufficient funds or other valid reasons. The check redemption privilege may not be used to close an account. The check redemption privilege may be modified or terminated at any time by either the Money Market Series or Firstar Mutual Fund Services, LLC.


        At times, the Money Market Series may be requested to redeem shares for which it has not yet received good payment. The Money Market Series may delay, or cause to be delayed, payment of redemption proceeds until such time as it has assured itself that good payment has been received for the purchase of such shares, which may take up to 15 days. In the case of payment by check, the determination of whether the check has been paid by the paying institution can generally be made within 7 days, but may take longer. Investors may avoid the possibility of any such delay by purchasing shares by wire. In the event of delays in paying redemption proceeds, the Money Market Series will take all available steps to expedite collection of the investment check.

        If shares are purchased by check, you may write checks against such shares only after 15 days from the date the purchase was executed. Shareholders who draw against shares purchased fewer than 15 days from the date of original purchase, will be charged usual and customary bank fees.

        The Money Market Series reserves the right to suspend the right of redemption or postpone the day of payment with respect to its shares (1) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) during any period when trading markets that the Money Market Series normally uses are restricted or an emergency exists as determined by the Securities and Exchange Commission, so that disposal of the Money Market Series' investments or determination of its net asset value is not reasonably practicable; or (3) for such other periods as the Securities and Exchange Commission by order may permit to protect investors.

        If an investor's account has an aggregate net asset value of less than $100, the Money Market Series may redeem the shares held in such account if the net asset value of such account has not been increased to at least $100 within 60 days' of notice by the Money Market Series to such investor of its intention to redeem the shares in such account. The Money Market Series will not redeem the shares of an account with a net asset value of less than $100 if the account was reduced from the initial minimum investment of $1,000 or more to below $100 as a result of market activity.

Exchange of Shares


        Investors may exchange shares of the Money Market Series having an aggregate net asset value of $1,000 or more for shares of any other series of the Fund or any other mutual fund for which the Manager acts as the investment adviser by either (1) delivering to Firstar Mutual Fund Services, LLC, a written request specifying the number of shares of the Money Market Series to be exchanged and the series of the Fund or the mutual fund in which they wish to invest after such an exchange, or (2) in the case of those investors who have the telephone redemption privilege, making such a request by telephone. (See "Redemption-Telephone Redemption Privilege" for a discussion of the Fund's policy with respect to losses resulting from unauthorized telephone transactions). The exchange is effected by redeeming the investor's shares of the Money Market Series and issuing to the investor shares of the series or mutual fund in which he or she is investing. The shares of both the Money Market Series and the series or mutual fund being invested in are valued for purposes of this exchange at the net asset value per share of the Money Market Series and such other series or fund, respectively, as next determined after receipt by Firstar Mutual Fund Services, LLC, of the exchange request.


        The exchange privilege is available only in those states where such exchange can legally be made and exchanges may only be made between accounts with identical account registration and account numbers and is subject to the suitability requirements, if any, of the series or fund for which an exchange is proposed to be made. Prior to effecting an exchange, an investor should consider the investment policies of the series or mutual fund he or she is investing in. Any exchange is, in effect, a redemption of shares in one fund and a purchase of the other fund.

Therefore, an investor may recognize a capital gain or loss for federal income tax purposes on the exchange.

Transfers


        An investor may transfer shares of the Money Market Series by submitting to Firstar Mutual Fund Services, LLC, a written request for transfer, signed by the registered holder of the shares and indicating the name of, the social security number or taxpayer identification number of, and the distribution and redemption options elected by, the new registered holder. Firstar Mutual Fund Services, LLC may, at its option, request further documentation from transferors who are corporations, executors, administrators, trustees, or guardians.


                              DISTRIBUTION EXPENSES


        The Fund has adopted a plan of distribution pursuant to Rule 12b-1 of the 1940 Act (the plan), under which the Money Market Series pays to Cresvale International (US) LLC (the "Distributor") a fee, which is accrued daily and paid monthly, at an annual rate of .50% of the Money Market Series' average daily net assets. Amounts paid under the plan are paid to the Distributor to compensate it for services it provides and expenses it bears in distributing the Money Market Series' shares to investors, including payment of compensation by the Distributor to securities dealers and other financial institutions and organizations, such as banks, trust companies, savings and loan associations, and investment advisers to obtain various distribution related and/or administrative services for the Money Market Series. Expenses of the Distributor also include expenses of its employees, who engage in or support distribution of shares or service shareholder accounts, including overhead and telephone expenses; printing and distributing prospectuses and reports used in connection with the offering of the Money Market Series' shares; and preparing, printing, and distributing sales literature and advertising materials. Because these payments are paid out of the Fund's assets on a continual basis over time, these fees will increase the cost of your investment and may cost you more than other types of sales charges.


                            DIVIDENDS AND TAX MATTERS

Dividends and Distributions

        The Money Market Series will declare on each business day just prior to the calculation of its net asset value all of its net investment income (consisting of earned interest income less expenses) as a dividend on shares of record at the close of business on the preceding business day. Dividends are distributed on the last business day of each calendar month. The Money Market Series normally distributes capital gains, if any, before the end of its fiscal year. All dividends and capital gains distributions by the Money Market Series will be in the form of additional shares unless the investor has made an election, either on his or her purchase application or in a subsequent written request to Firstar Mutual Fund Services, LLC, to receive such distributions in cash. An investor may change his or her distribution election by filing a written request with Firstar Mutual Fund Services, LLC, at least four days prior to the date of a distribution.

Taxes

        The Money Market Series intends to qualify as a regulated investment company, which means that it pays no federal income tax on the earnings or capital gains it distributes to its shareholders.

     o Exempt-interest dividends from the Money Market Series will be exempt from federal regular income tax.

     o Ordinary dividends from the Money Market Series are taxable as ordinary income and dividends from the Money Market Series' long-term capital gains are taxable as capital gain.

     o Dividends are treated in the same manner for federal income tax purposes whether you receive them in the form of cash or additional shares. They may also be subject to state and local taxes.

     o Certain dividends paid to you in January will be taxable as if they had been paid the previous December.

     o We will mail you tax statements annually showing the amounts and tax status of the distributions you received.

     o When you sell (redeem) or exchange shares of the Money Market Series, you must recognize any gain or loss. However, as long as the Money Market Series NAV per share does not deviate from $1.00, there will be no gain or loss.

     o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

***We provide this tax information for your general information. You should consult your own tax adviser about the tax consequences of investing in the Money Market Series.***

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

Annual/Semi-Annual Reports: contain performance data and information on portfolio holdings for the Fund's most recently completed fiscal year or half year and, on an annual basis, a statement from portfolio management and the auditor's report.

Statement of Additional  Information (SAI):  contains more detailed  information
about  the  Fund's  policies,   investment  restrictions,   risks  and  business
structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Fund may be obtained without charge by contacting:


                          Cornerstone Fixed Income Funds
                    Cornerstone Tax-Free Money Market Series

                                 67 Wall Street
                                New York NY 10005

                                 1-800- 322-6864


Information about the Fund (including the SAI) can be viewed and copied at the Public Reference Room of the Securities and Exchange Commission (the "SEC") in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, D.C. 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800- SEC-0330. Reports and other information about the Fund may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

================================================================================
              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
             CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR
           REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL:


                                1-800-(322- 6864)
                              Monday through Friday
                          9:00 a.m. to 8:00 p.m. (EST)

================================================================================


           The Fund's Investment Company Act File number is 811-5063.

                       STATEMENT OF ADDITIONAL INFORMATION

                         CORNERSTONE FIXED INCOME FUNDS

                  CORNERSTONE HIGH-YIELD MUNICIPAL BOND SERIES




        THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED APRIL 30, 1999
                                       AND
               SUPPLEMENTS THE FUND'S PROSPECTUS OF THE SAME DATE.



This Statement of Additional Information provides certain detailed information concerning the Cornerstone High-Yield Municipal Bond Series (the "High-Yield Series") of Cornerstone Fixed Income Funds (the "Fund"). It is not a prospectus. The Fund's Prospectus may be obtained, without charge, by writing to the Fund at Cornerstone Family of Funds, c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling (800) 322-6864. This Statement of Additional Information should be read in conjuction with the Fund's Prospectus dated April 30, 1999, and the Fund's Annual Report dated December 31, 1998, which are hereby incorporated by reference.

                                TABLE OF CONTENTS


                                                                           Page
                                                                           ----



FUND HISTORY .............................................................


NON-PRINCIPAL INVESTMENT  STRATEGIES AND  RISKS...........................


        INVESTMENT LIMITATIONS ...........................................

        MANAGEMENT OF THE FUND ...........................................

OWNERSHIP OF SECURITIES ..................................................

INVESTMENT MANAGEMENT AND OTHER SERVICES .................................

        DISTRIBUTION PLAN ................................................

        PORTFOLIO TRANSACTIONS............................................

        TAXES.............................................................

        DESCRIPTION OF SHARES.............................................

        CERTAIN LIABILITIES...............................................

PURCHASE OF SHARES .......................................................

PRICING OF SHARES ........................................................

CALCULATION OF YIELD......................................................

        FINANCIAL STATEMENTS..............................................

        APPENDIX..........................................................  A-1

                                  FUND HISTORY


                 Cornerstone Fixed Income Funds (the "Fund") was organized as a Massachusetts business trust on March 19, 1987. On April 30, 1999, the Fund changed its name from Fundamental Fixed Income Fund to Cornerstone Fixed Income Funds. The Company has three series: Cornerstone Tax-Free Money Market Series, Cornerstone U.S. Government Strategic Income Fund, and Cornerstone High-Yield Municipal Bond Series (the "High-Yield Series"). This Statement of Additional Information pertains to the High-Yield Series, which is an open-end, non-diversified management investment company.


                  NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS


               The Prospectus of the High-Yield Series dated April 30, 1999 (the "Prospectus") identifies the investment objective and the principal investment policies of the High-Yield Series. Other investment policies and a further description of certain of the policies described in the Prospectus are set forth below.


               Lending Portfolio Securities. The High-Yield Series may lend securities in its portfolio to brokers, dealers, banks, or other institutional borrowers of securities for the purpose of obtaining additional income, provided that the borrower maintains with the High-Yield Series collateral in the form of cash or cash equivalents, such as Treasury bills, equal to at least l00% of the fair market value of the securities lent. Borrowers of portfolio securities of the High-Yield Series pay to the High-Yield Series any income accruing on borrowed securities during the time such securities are on loan and may also pay to the High-Yield Series a specified amount of interest on the borrowed securities. In addition, the High-Yield Series is entitled to earn additional income by investing the collateral it holds. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of any loaned securities fail financially. For this reason, the investment adviser of the High-Yield Series will evaluate and monitor the creditworthiness of firms that borrow securities from the High-Yield Series. The High-Yield Series will not lend its portfolio securities if as a result more than 30% of its total assets will be subject to such loans. In addition, because income derived from lending its portfolio securities is not tax-exempt, the High-Yield Series limits lending its securities in accordance with its investment objective. Accordingly, it is not anticipated that the High-Yield Series will normally engage in any material amount of portfolio lending.



               "When-Issued" Securities. As described in the Prospectus under "INVESTMENT OBJECTIVE AND POLICIES," the High-Yield Series may purchase new issues of tax-exempt securities on a "when-issued" basis. In order to invest the High-Yield Series' assets immediately, while awaiting delivery of securities purchased on a "when-issued" basis, short-term obligations that offer same day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities, short-term taxable securities may be purchased if suitable short-term tax-exempt securities are not available. When a commitment to purchase a security on a "when-issued" basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Because that policy currently recommends that an amount of the assets of the High-Yield Series equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, cash or high-quality debt securities sufficient to cover any commitments are always expected to be available. Nonetheless, such purchases may involve more risk than other types of purchases, as described in the Prospectus.

               Futures Contracts. The High-Yield Series may enter into contracts for the future acquisition or delivery of fixed-income securities ("Futures Contracts"). This investment technique is designed only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the High-Yield Series' securities or adversely affect the prices of long-term bonds which the High-Yield Series intends to purchase at a later date (although the High-Yield Series may engage in transactions in futures contracts for income purposes if Commodity Futures Trading Commission regulations on this issue change). If interest rates move in an unexpected manner, the High-Yield Series will not achieve the anticipated benefits of Futures Contracts or may realize a loss.

               Options. The High-Yield Series intends to both purchase and write options on securities and Futures Contracts, within the limits described in the Prospectus. The market for options on tax-exempt securities is a new and developing one, and consequently the High-Yield Series faces the risk that such options acquired by it may not be readily marketable. As the market for options on tax-exempt securities expands, the High-Yield Series expects that its activities with respect to options will expand also (subject to any applicable investment restrictions).

               Portfolio Management. The High-Yield Series intends to fully manage its portfolio by buying and selling securities, as well as holding securities to maturity. In managing its portfolio, the High-Yield Series seeks to take advantage of market developments and yield disparities, which may include use of the following strategies:

                    (1) shortening the average maturity of its portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal;

                    (2) lengthening the average maturity of its portfolio in anticipation of a decline in interest rates so as to maximize tax-exempt yield;

                    (3) selling one type of debt security (e.g., revenue bonds) and ---- buying another (e.g., general obligation bonds) when disparities arise in the relative values of each; and

                    (4) changing from one debt security to an essentially similar debt security when their respective yields appear distorted due to market factors.

               The High-Yield Series engages in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in achieving its investment objective.

               Portfolio Turnover. Pursuit by the High-Yield Series of its investment objective may lead to frequent changes in the securities held in its portfolio, which is known as "portfolio turnover." Portfolio turnover may involve payments by the High-Yield Series of broker commissions, dealer spreads and other transaction costs relating to the purchase and the sale of securities. Portfolio turnover rate for a given fiscal year is calculated by dividing the lesser of the amount of the purchases or the amount of the sales of portfolio securities during the year by the monthly average of the value of the portfolio securities during the year. Securities with maturities or expiration dates of one year or less at the time of acquisition by the High-Yield Series are excluded from this calculation. A high portfolio turnover rate increases transactions costs of the High-Yield Series and increases the likelihood of the distribution of taxable capital gains to investors. For the fiscal years ended December 31, 1997 and 1996, the High-Yield Series' portfolio turnover rates were approximately 134% and 139%, respectively.

               Temporary Defensive Investments. The High-Yield Series may, from time to time, take temporary defensive positions that are inconsistent with its prinicpal investment strategies. Such investments are made only under conditions that, in the opinion of the investment adviser of the High-Yield Series, make such investments advisable. For example, the High-Yield Series may invest in taxable obligations pending investment in municipal bonds of the proceeds from the sale of its shares or investments, or to ensure the liquidity needed to satisfy redemptions of shares and the day-to-day operating expenses of the High-Yield Series. The High-Yield Series invests in only those taxable obligations that are (1) rated A or higher by S&P or Moody's or unrated but judged by its investment adviser to be of at least comparable quality; (2) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or (3) obligations of banks (including certificates of deposit, bankers' acceptances, and repurchase agreements) with at least $1,000,000,000 of assets. No more than 50% of the assets of the High-Yield Series may be invested in taxable obligations at any one time, and the High-Yield Series anticipates that on a 12-month average, taxable obligations will constitute less than 10% of the value of its total investments.

                             INVESTMENT LIMITATIONS


               In addition to its investment objectives, the High-Yield Series has adopted the following policies as "fundamental policies", which cannot be changed without the approval of the holders of a majority of the shares of the High-Yield Series (which, as used in this Statement of Additional Information, means the lesser of (i) more than 50% of the outstanding shares, or (ii) 67% or more of the shares present at a meeting at which holders of more than 50% of the outstanding shares are represented in person or by proxy). The High-Yield Series may not:

                    (1) issue senior securities;

                    (2) borrow money in an amount not exceeding 33 1/3% of the value of its total assets and subject to a 300% asset coverage requirement, or pledge mortgage or hypothecate any of its assets, except to secure such permitted borrowings;

                    (3) underwrite securities issued by other persons, except insofar as the High-Yield Series may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

                    (4)  purchase  or  sell  real  estate   (including   limited
partnership interests but excluding Municipal Bonds secured by real estate or interests therein) or interests in oil, gas or mineral leases;

                    (5) make loans to others except (i) through the use of repurchase agreements, provided that not more than 10% of its total assets are invested at any one time in repurchase agreements of more than one week in length or in other restricted or illiquid securities, (ii) through the lending of its portfolio securities in accordance with the limitations set forth in the Prospectus under "INVESTMENT OBJECTIVE AND POLICIES - Lending of Portfolio Securities" and (iii) that the purchase of debt securities in accordance with its investment policies shall not constitute loans for purposes of this restriction;

                    (6) purchase or retain the securities of any issuer, if, to the High-Yield Series' knowledge, those individual officers, directors or trustees of the Fund, or of the investment advisor of the High-Yield Series, who own beneficially own more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of the outstanding securities of such issuer;

                    (7) purchase securities, if, as a result of such purchase, 25% or more of its total assets would be invested in non-governmental industrial revenue bonds, the payment of the principal and interest on which are the responsibility of issuers in the same industry, provided that it may invest more than 25% of its total assets in industrial revenue bonds;

                    (8) make short sales of securities or purchase any securities or evidences of interests therein on margin, except that the High-Yield Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that the High-Yield Series may make deposits on margin in connection with interest rate futures contracts;

                    (9) purchase or sell commodities or commodities contracts except financial futures and related options as described in the High-Yield Series' Prospectus; or

                    (10) invest in securities which are restricted as to disposition under federal securities laws or for which there is no readily available market (i.e., market makers do not exist or will not entertain bids or offers).

               The above restrictions, along with the fundamental policies identified in the Prospectus under "INVESTMENT OBJECTIVE AND POLICIES - Miscellaneous," constitute all of the fundamental policies of the High-Yield Series.

               For the purposes of the High-Yield Series' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal and interest on the security.

               Operating Policies. The High-Yield Series has adopted the following operating policies which are not fundamental and which may be changed without shareholder approval. The High-Yield Series may enter into repurchase agreements (a purchase of and a simultaneous commitment to resell a security at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System and only if collateralized by U.S. Government securities. If the vendor of a repurchase agreement fails to pay the sum agreed to on the agreed upon delivery date, the High-Yield Series would have the right to sell the U.S. Government securities, but might incur a loss in so doing and in certain cases may not be permitted to sell the U.S. Government securities. As noted in paragraph (5) on page 5, the High-Yield Series may not invest more than 10% of its assets in repurchase agreements maturing in more than seven days. In addition, in order to comply with certain state statutes, the High-Yield Series will not pledge, mortgage or hypothecate its portfolio securities if at the time the value of the securities so pledged, mortgaged or hypothecated would exceed 10% of the value of the High-Yield Series. For purposes of this restriction, collateral arrangements with respect to the writing of stock options, financial futures, options on financial futures and collateral arrangements with respect to margin requirements are not deemed to be a pledge of assets, and for purposes of the restriction in paragraph (1) above, neither such arrangements nor the purchase or sale of futures or purchase of related options are deemed to be the issuance of a senior security.

               Percentage Restrictions. If a percentage restriction on investment or utilization of assets set forth above is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities of the High-Yield Series will not be considered a violation of such policy.


Temporary Defensive Investments


               The High-Yield Series retains the flexibility to respond to changes in the market or in the economy. Consequently, the High-Yield Series may use a temporary defensive investment strategy. When employing a temporary defensive investment strategy, the High-Yield Series may hold cash (U.S. dollars), or invest without limitation in taxable, high quality short term money market instruments. Any net interest income derived from taxable securities and distributed by the High-Yield Series will be taxable as ordinary income when distributed.


 Portfolio Turnover

               The High-Yield Series' portfolio turnover rate was approximately 134% for the year ended December 31, 1997, and was approximately 57% for the year ended December 31, 1998. The lower portfolio turnover rate for the year ended December 31, 1998 was attributable to the discontinuance of the advisory contract with one adviser and the decision to abandon a plan of reorganization with another.



                             MANAGEMENT OF THE FUND

Trustees and Officers


               The business of the Company is managed under the direction of the Board of Trustees. Specifically, the Board of Trustees is responsible for oversight of the High-Yield Series by reviewing and approving necessary agreements with the High-Yield Series' service providers, and mandating policies for the High-Yield Series' operations.

               Trustees and officers of the High-Yield Series, together with information as to their principal business occupations during the last five years, are shown below. Each trustee who is considered to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by as asterisk (*). The Board Members listed below were elected by the High-Yield Series' shareholders at a Special Meeting held on March 12, 1999.

=====================================================================================================
                                      Position(s) Held         Principal Occupation(s) During
Name, Address, and Age                with Fund                Past Five Years
-----------------------------------------------------------------------------------------------------

William J. Armstrong                  Trustee                  Vice President and Treasurer,
Ingersoll Rand Company                                         Ingersoll-Rand Company (5/86 -
200 Chestnut Ridge Road                                        Present); Trustee, Chase  Vista
Woodcliff Lake, NJ  07675                                      Funds.


Age:  56
-----------------------------------------------------------------------------------------------------


L. Greg Ferrone                        Trustee                 Consultant (3/99-Present);
83 Ronald Court                                                Senior Manager, ARC Partners
Ramsey, New Jersey 07446                                       (10/97 -  3/99); Consultant,

                                                               IntraNet, Inc. (4/90 - 10/97);
Age:  47                                                       Sales & Marketing Director,
                                                               RAV Communications (4/85 -
                                                               4/90); Vice President/Regional
                                                               Manager, National Westminster
                                                               Bank USA (3/78 - 4/85).
-----------------------------------------------------------------------------------------------------


Stephen C. Leslie*                    President and            Chairman and CEO,
Cornerstone Equity Advisors           Trustee                  Cornerstone Equity Advisors
Inc.                                                           Inc. (6/97 - Present); Partner,
67 Wall Street                                                 Wall Street Capital Group (3/97
New York, New York 10005                                       - 6/97); Partner, Wall Street

                                                               Investment Corp. (11/95 -3/97);
Age:  45                                                       Partner, Tucker Anthony
                                                               Securities (8/95 - 10/95); Senior
                                                               Vice President, Pryor
                                                               McClendon Counts & Co. (5/94
                                                               - 8/95); Senior Vice President,
                                                               Siebert Capital Markets (6/93 -
                                                               5/94).
-----------------------------------------------------------------------------------------------------


G. John Fulvio*                       Treasurer/Chief          Treasurer, Cornerstone Equity
Speer & Fulvio                        Financial Officer        Advisors, Inc. (4/97 - Present);
60 East 42nd  Street                  and Trustee              Partner, Speer & Fulvio (3/87 -
New York, New York  10165                                       Present).

Age: 41

-----------------------------------------------------------------------------------------------------


                                     - 9 -


-----------------------------------------------------------------------------------------------------

Leroy E. Rodman                        Trustee                 Counsel, Morrison, Cohen,
Morrison, Cohen, Singer &                                      Singer & Weinstein, LLP
Weinstein, LLP                                                 (1996 - Present); Senior Partner,
750 Lexington Avenue                                           Teitelbaum, Hiller, Rodman,
New York, NY  10022                                            Paden & Hibsher, P.C. (1990 -

                                                               1996).
Age:  85
-----------------------------------------------------------------------------------------------------

Dr. Yvonne Scruggs-Leftwich            Trustee                 Executive Director and Chief
11510 Bucknell Drive                                           Operating Officer, Black
Condo #204                                                     Leadership Forum, Inc.;
Wheaton, MD  20902                                             Director, Joint Center For

                                                               Political and Economic Studies
Age: 65                                                        (1991 - Present).
=====================================================================================================



               Mr. Leslie is the chief portfolio manager and Mr. Fulvio the Treasurer of the Fund's adviser, Cornerstone Equity Advisors, Inc. All of the Trustees of the Fund are also Trustees of The California Muni Fund and Directors of Cornerstone Fixed-Income Funds.


               For services and attendance at board meetings and meetings of committees which are common to the Fund, Cornerstone Fixed-Income Funds and The California Muni Fund (other affiliated mutual funds for which the Fund's investment manager acts as the investment adviser), each Trustee of the Fund who is not affiliated with the Fund's investment manager is compensated at the rate of $5,000 per quarter prorated among the three funds based on their respective net assets at the end of each quarter. Each such Trustee is also reimbursed by the three funds, on the same basis, for actual out-of-pocket expenses relating to his attendance at meetings. Some Trustees received additional compensation at a rate of $125 per hour for services related to servicing on the Portfolio Review Committee. As of the date of this Statement of Additional Information, Trustees and officers of the Fund as a group owned beneficially less than 1% of the Fund's outstanding shares.

                                    COMPENSATION TABLE

                          (for each current Board Member for the
                           most recently completed fiscal year)

==========================================================================================================
                                               Pension or                                   Total
                                               Retirement                               Compensation
                          Aggregate         Benefits Accrued      Estimated Annual      From Fund and
Name of Person*,         Compensation       as Part of Fund        Benefits Upon        Fund Complex
Position                  From Fund             Expenses            Retirement        Paid to Trustees
----------------------------------------------------------------------------------------------------------
L. Greg Ferrone,           $12,401                N/A                   N/A                $19,500
Director
==========================================================================================================

* Mr. Ferrone is the only current Board Member who served in that capacity during the fiscal year ended 1998.

                             OWNERSHIP OF SECURITIES


               As of March 31, 1999, except as set forth below, no person owned beneficially or of record more than 5% of the outstanding shares of the High-Yield Series. As of that date, the officers and Board Members of the Fund beneficially owned less than 1% of the shares of the Fund.

                                     Number of              Percentage of
Name & Address                       Shares Owned           Outstanding Shares

Vivian Kaufman Revocable Trust       36,889.616             18.54%
U/A DTD October 6, 1993
1900 S. Ocean Blvd., Apt.5S
Pompano Beach, FL  33062-8000

Donald M. Sullivan                   18,383.091             9.24%
29-07 148th St., Apt. 320
Flushing, NY  11354-2455

Evelyn M. Brady
222 E. 56th Street, Apt. 3E          16,515.192             8.30%
New York, NY  10022-3718

Anthony Arcidiacono                  12,675.696
220-36 67th Avenue                                          6.37%
Bayside, NY  11364

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

Advisory Services


               The Fund is currently managed by Cornerstone Equity Advisors, Inc. ("Cornerstone" or the "Manager"). Cornerstone's Chairman and Chief Executive Officer is Mr. Stephen C. Leslie, who is also President of the High-Yield Series. Mr. Leslie is one of two individuals who may be considered a "control person" of Cornerstone. Cornerstone's Treasurer, Mr. G. John Fulvio, is the Treasurer and Chief Financial Officer of the Fund. Mr. Fulvio is not considered a "control person" of Cornerstone.


               Cornerstone receives an advisory fee equal to the following percentages of the Fund's average daily net asset value:

                  Average Daily Net Asset Value                          Annual Fee Payable
                  -----------------------------                          ------------------
Net asset value to $100,000,000                                                 .50%
Net asset value of $100,000,000 or more but less than $200,000,000              .48%
Net asset value of $200,000,000 or more but less than $300,000,000              .46%
Net asset value of $300,000,000 or more but less than $400,000,000              .44%
Net asset value of $400,000,000 or more but less than $500,000,000              .42%
Net asset value of $500,000,000 or more                                         .40%



               The fee levels noted above are identical to those received by the Fund's previous advisers, Tocqueville Asset Management, L.P. ("Tocqueville"), and Fundamental Portfolio Advisors, Inc. ("FPA").


               From September 29, 1998 to December 31, 1998 Cornerstone received an aggregate advisory fee of $3,710. From June 1, 1998 to September 28, 1998 Tocqueville, as an interim adviser, received an aggregate advisory fee of $5,717
 . From January 1, 1998 to May 30, 1998 FPA waived an aggregate advisory fee of $7,205. For the fiscal year ended December 31, 1997 FPA received an aggregate advisory fee of $14,600. For the fiscal year ended December 31, 1996 FPA received an aggregate advisory fee of $787,962.




Administrator, Transfer Agent, and Accounting Agent

               Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53201-0701 currently acts as Administrator, Transfer Agent, and Accounting Agent of the

Fund. Firstar Mutual Fund Services, LLC provides various administrative and accounting services necessary for the operations of the Fund. Services provided by the Administrator include: facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Fund's general ledger, the preparation of the Fund's financial statements, the determination of the net asset value of the Fund's assets and the declaration and payment of dividends and other distributions to shareholders; and preparing specified financial, tax and other reports. The Fund pays the Administrator an annual fee for administrative services of 0.06% on the first $200 million on the Fund's average net assets; 0.05% of the next $300 million of the Fund's average net assets; 0.03% of the remaining value of the Fund's average net assets, subject to a minimum annual fee of $30,000 for the High-Yield Series. The Fund reimburses the Administrator for certain out-of-pocket expenses. In addition, the Fund pays Firstar Mutual Funds Services, LLC a fee for accounting services of $25,000 on the first $40 million of assets, and 0.02% annually on the next $200 million of such assets; 0.01% of any remaining assets, determined as of the end of the month; plus certain expenses.



Custodian and Independent Public Accountant

               Firstar Bank Milwaukee, N.A. (the "Bank"), 615 East Michigan Street, Milwaukee, WI 53201-0701, acts as Custodian of the Fund's cash and securities.


                McGladrey & Pullen, LLP acts as independent certified public accountants for the Fund, performing an annual audit of the Fund's financial statements and preparing its tax returns.



                                DISTRIBUTION PLAN



               The High-Yield Series has entered into a Distribution Agreement with Cresvale International (US) LLC ("Cresvale"). The Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the 1940 Act (the "Independent Trustees"), have approved the Distribution Agreement. The Distribution Agreement provides that Cresvale will bear the distribution expenses of the High-Yield Series not borne by the High-Yield Series. The Distribution Agreement was approved by action of the Trustees of the Fund on February 10, 1999. The Distribution Agreement will continue in effect from year-to-year if it is specifically approved, at least annually, in the manner required by the 1940 Act.


               Cresvale bears all expenses it incurs in providing services under the Distribution Agreement. Such expenses include compensation to it and to securities dealers and other financial institutions and organizations such as banks, trust companies, savings and loan associations and investment advisors for distribution related and/or administrative services performed for the High-Yield Series. Cresvale also pays certain expenses in connection with the distribution of the High-Yield Series' shares, including the cost of preparing, printing and distributing advertising or promotional materials. The High-Yield Series bears the cost of registering its shares under federal and state securities law.

               The Fund and Cresvale have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, Cresvale will use its best efforts in rendering services to the Fund.

               The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which the High-Yield Series pays Cresvale compensation accrued daily and paid monthly at the annual rate of 1/2 of 1.0% of the High-Yield Series' average daily net assets. The Plan was adopted by a majority vote of the Board of Trustees, including all of the Independent Trustees (none of whom had or have any direct or indirect financial interest in the operation of the Plan), cast in person at a meeting called for the purpose of voting on the Plan on September 29, 1987 by the then sole shareholders of the High-Yield Series.

               Pursuant to the Plan, Cresvale provides the Fund, for review by the Trustees, and the Trustees review, at least quarterly, a written report of the amounts expended under the Plan and the purpose for which such expenditures were made.

               No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the 1940 Act, has any direct financial interest in the operation of the Plan except to the extent that Cresvale and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended thereunder by the Fund.

               The Plan has been approved and will continue in effect from year-to-year thereafter, provided such continuance is approved annually by vote of the Trustees in the manner described above. It may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Fund, and material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Fund, and with no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act). So long as the Plan is in effect, the election and nomination of the Independent Trustees shall be committed to the discretion of the Independent Trustees. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

               During the year ended December 31, 1998, the Fund paid $3,539 for expenses incurred pursuant to the Plan, which amount was spent in the distribution of the Fund's shares, including expenses for: advertising -- ($33); printing and mailing of Prospectuses to other than current shareholders -- ($3,351); and sales, and shareholder servicing support services and other distribution services, -- ($155). Of the amount paid by the Fund during last year, ($0) was paid to Fundamental Services Corporation for expenses incurred and services rendered by it pursuant to the Plan.



                             PORTFOLIO TRANSACTIONS


               The High-Yield Series' management provides the High-Yield Series with investment advice and recommendations for the purchase and sale of portfolio securities. Newly issued securities are usually purchased from the issuer or an underwriter, at prices including underwriting fees; other purchases and sales are usually placed with those dealers from whom it appears that the best price or execution will be obtained. All orders for the purchase and sale of portfolio securities are placed by the High-Yield Series' management, subject to the general control of the High-Yield Series' Trustees. The High-Yield Series' management may sell portfolio securities prior to their maturity if market conditions and other considerations indicate, in the opinion of the High -Yield Series' management, that such sale would be advisable. In addition, the High-Yield Series' management may engage in short-term trading when it believes it is consistent with the High-Yield Series' investment objective. Also, a security may be sold and another of comparable quality may be simultaneously purchased to take advantage of what the High-Yield Series' management believes to be a temporary disparity in the normal yield relationships of two securities. The High-Yield Series' management is generally responsible for the implementation, or supervision of the implementation, of investment decisions, including the allocation of principal business and portfolio brokerage, and the negotiation of commissions.

               It is the High-Yield Series' policy to seek execution of its purchases and sales at the most favorable prices through responsible broker-dealers and in agency transactions, at competitive commission rates. When considering broker-dealers, the Manager will take into account such factors as the price of the security, the size and difficulty of the order, the rate of commission, if any, the reliability, financial condition, integrity and general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the High-Yield Series' management.

                During the last three fiscal years from 1996-98, the High-Yield Series paid $ -0-, $ -0-, and $ -0-, respectively, in brokerage commissions.

               The Board of Trustees of the High-Yield Series is authorized to adopt a brokerage allocation policy pursuant to the Securities Exchange Act of 1934 which would permit the High-Yield Series to pay a broker-dealer which furnishes research services a higher commission than that which might be charged by another broker-dealer which does not furnish research services, or which furnishes research services deemed to be of a lesser value, provided that such commission is deemed reasonable in relation to the value of the brokerage and research services provided by the broker-dealer.

               Section 28(e)(3) of the Securities Exchange Act of 1934 defines "Brokerage and Research Services" as including, among other things, advice as to the value of securities, the advisability of investing in, purchasing or selling securities , the availability of securities or purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, and offering securities transactions and performing functions incidental thereto (such as clearance and settlement).

                It is not the High-Yield Series' practice to allocate principal business or brokerage on the basis of sales of High-Yield Series shares which may be made through brokers or dealers, although broker-dealers effecting purchases of High-Yield Series shares for their customers may participate in principal transactions of brokerage allocation as described above.



                                      TAXES

               The following is only a summary of certain additional federal income tax considerations generally affecting the High-Yield Series and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the High-Yield Series or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

               The High-Yield Series has elected to be taxed as a regulated investment company for federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the High-Yield Series is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the High-Yield Series made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

               If the High-Yield Series has a net capital loss (i.e., the excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss which can be used to offset capital gains in such years. As of December 31, 1997, the High-Yield Series has capital loss carryforwards of approximately $160,500, which expire in varying amounts between December 31, 1998 and December 31, 2003. Under Code Section 382, if the High-Yield Series has an "ownership change," the High-Yield Series' use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the net asset value of the High-Yield Series immediately prior to the ownership change multiplied by the highest adjusted long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the "IRS")) in effect for any month in the 3-calendar-month period ending with the calendar month of change occurs (the rate for April 1998 is 5.04%). The High-Yield will use its best efforts to avoid having an ownership change. However, because of circumstances which may be beyond the control or knowledge of the High-Yield Series, there can be no assurance that the High-Yield Series will not have, or has not already had, an ownership change. If the High-Yield Series has or has had an ownership change, any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards will have to be distributed by the High-Yield Series and will be taxable to shareholders as described under "High-Yield Series Distributions" below.

               In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

               In general, gain or loss recognized by the High-Yield Series on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by the High-Yield Series at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the High-Yield Series held the debt obligation.

               In general, for purposes of determining whether capital gain or loss recognized by the High-Yield Series on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, or (2) the asset is otherwise held by the High-Yield Series as part of a "straddle" (which term generally excludes a situation where the asset is stock and the High-Yield Series grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto). In addition, the High-Yield Series may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by the High-Yield Series on the lapse of, or any gain or loss recognized by the High-Yield Series from a closing transaction with respect to, an option written by the High-Yield Series will be treated as a short-term capital gain or loss.

               Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of the High-Yield Series' net investment in the transaction and: (1) the transaction consists of the acquisition of property by the High-Yield Series and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the High-Yield Series on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capital interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where the High-Yield Series has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to the High-Yield Series' shareholders.

               Certain transactions that may be engaged in by the High-Yield Series (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The High-Yield Series, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the High-Yield Series that are not Section 1256 contracts.

               Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

               In addition to satisfying the requirements described above, the High-Yield Series must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the High-Yield Series' taxable year, at least 50% of the value of the High-Yield Series' assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the High-Yield Series has not invested more than 5% of the value of the High-Yield Series' total assets in securities of such issuer and as to which the High-Yield Series does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the High-Yield Series controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

               If for any taxable year the High-Yield Series does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the
High-Yield Series' current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

               A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

               For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

               The High-Yield Series intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the High-Yield Series may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.


High-Yield Series Distributions

               The High-Yield Series anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporate shareholders.

               The High-Yield Series may either retain or distribute to shareholders its net capital gain for each taxable year. The High-Yield Series currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the High-Yield Series prior to the date on which the shareholder acquired his shares.

               The High-Yield Series intends to qualify to pay exempt- interest dividends by satisfying the requirement that at the close of each quarter of the High-Yield Series' taxable year at least 50% of the High-Yield Series' total assets consists of tax-exempt municipal obligations. Distributions from the High-Yield Series will constitute exempt-interest dividends to the extent of the High-Yield Series' tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the High-Yield Series are excluded from gross income for federal income tax purposes. However, shareholders required to file federal income tax returns will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by the High-Yield Series of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

               AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986, generally will constitute an item of tax preference includable in AMTI for both corporate and noncorporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

               Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of the High-Yield Series is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the High-Yield Series. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by the High-Yield Series will likely be subject to tax on dividends paid by the High-Yield Series which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

               Distributions by the High-Yield Series that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain realized from the sale of the shares, as discussed below.

               Distributions by the High-Yield Series will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the High-Yield Series (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the High-Yield Series reflects realized but undistributed income or gain, or unrealized appreciation in the value of assets held by the High-Yield Series, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

               Ordinarily, shareholders are required to take distributions by the High-Yield Series into account in the year in which they are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the High-Yield Series) on December 31 of such calendar year provided such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

               The High-Yield Series will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding by the IRS for failure properly to report the receipt of interest or dividend income, or (3) who has failed to certify to the High-Yield Series that it is not subject to backup withholding or that it is an "exempt recipient" (such as a corporation).

Sale or Redemption of Shares

               A shareholder will recognize gain or loss on the sale or redemption of shares of the High-Yield Series in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the High-Yield Series within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the High-Yield Series will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

               Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the High-Yield Series is "effectively connected" with a U.S. trade or business carried on by such shareholder.

               If the income from the High-Yield Series is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a the shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale or redemption of shares of the High-Yield Series, capital gain dividends and exempt-interest dividends and amounts retained by the High-Yield Series that are designated as undistributed capital gains.

               If the income from the High-Yield Series is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income and capital gain dividends received in respect of, and any gains realized upon the sale of, shares of the High-Yield Series will be subject to U.S. federal income tax at the rates applicable to U.S.
taxpayers.

               In the case of a foreign noncorporate shareholder, the High-Yield Series may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding (or subject to withholding at a reduced treaty rate), unless the shareholder furnishes the High-Yield Series with proper notification of its foreign status.

               The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the High-Yield Series, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

               The foregoing general discussion of U.S. federal income tax consequences is based on the Code and Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, perhaps with retroactive effect.

               Rules of state and local taxation of ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the High-Yield Series.


                              DESCRIPTION OF SHARES

               The Fund's Declaration of Trust permits its Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest (without par value), which may be divided into such separate series as the Trustees may establish. The Fund currently has three series of shares: the High-Yield Series, the Cornerstone Tax-Free Money Market Series and the Cornerstone U.S. Government Strategic Income Fund Series. The Trustees may establish additional series of shares, and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share. The shares of any additional series would participate equally in the earnings, dividends and assets of the particular series, and would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series would vote together in the election and selection of Trustees and accountants. Upon liquidation of the High-Yield Series, each series' shareholder is entitled to share pro rata in the net assets available for distribution to shareholders from such series.


               Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees. No material amendment may be made to the Fund's Declaration of Trust without the affirmative vote of a majority of its shares. Shares have no preemptive or conversion rights. Shares are fully paid and non-assessable, except as set forth below. See "Certain Liabilities."


                               CERTAIN LIABILITIES

               As a Massachusetts business trust, the Fund's operations are governed by its Declaration of Trust dated March 19, 1987, a copy of which is on file with the office of The Secretary of the Commonwealth of Massachusetts. Theoretically, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund or any series of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Moreover, the Declaration of Trust provides for the indemnification out of Fund property of any shareholders held personally liable for any obligations of the Fund or any series of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability would be limited to circumstances in which the Fund itself will be unable to meet its obligations. In light of the nature of the Fund's business, the possibility of the Fund's liabilities exceeding its assets, and therefore a shareholder's risk of personal liability, is extremely remote.

               The Declaration of Trust further provides that the Fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Fund. The Declaration of Trust does not authorize the Fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.



                               PURCHASE OF SHARES

               For information regarding the manner in which shares of the Fund are offered to the public, see "Purchase of Shares" in the Prospectus.


                                PRICING OF SHARES


               The net asset value of shares of the High-Yield Series is determined as of the close of trading on the New York Stock Exchange (currently 4:00 P.M., New York time) on each day that both the New York Stock Exchange and the Fund's custodian bank are open for business. This determination is made once during each such day as of the close of the New York Stock Exchange by deducting the amount of the High-Yield Series' liabilities from the value of its assets and dividing the difference by the number of its shares outstanding. Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices, because such valuations are believed to reflect more accurately the fair value of such securities. Use of the pricing service has been approved by the Board of Trustees. Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Portfolio securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

                              CALCULATION OF YIELD

               The High-Yield Series' yield quotations and average annual total return quotations as they may appear in the Prospectus, this Statement of Additional Information or in advertising and sales material are calculated by standard methods prescribed by the Securities and Exchange Commission.

               The High-Yield Series' yield is computed by dividing the High-Yield Series' net investment income per share during a base period of 30 days, or one month, by the net asset value per share of the High-Yield Series on the last day of such base period in accordance with the following formula:

                      Yield = 2[( a-b +1)6  -1]
                                  ---
                                  cd

Where:         a =   dividends and interest earned during the period

               b =   expenses accrued for the period (net of  reimbursements)

               c = the average daily number of shares outstanding during the period that were entitled to receive dividends

               d = the maximum offering price per share on the last day of the period

For purposes of calculating interest earned on debt obligations as provided in item "a" above:

               (i) The yield to maturity of each obligation held by the High-Yield Series is computed based on the market value of the obligation (including actual accrued interest, if any) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest, if any).

               (ii) The yield to maturity of each obligation is then divided by 360 and the resulting quotient is multiplied by the market value of the obligation (including actual accrued interest, if any) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For these purposes it is assumed that each month has 30 days.

               (iii) Interest earned on all debt obligations during the 30-day or one month period is then totaled.

               (iv) The maturity of an obligation with a call provision(s) is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

               (v) In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of interest of the obligation is used in lieu of yield to maturity to determine interest income earned on the obligation. In the case of a tax-exempt obligation with original issue discount where the discount based on the current market value of the obligation exceeds the then remaining portion of original issue discount (i.e. market discount), the yield to maturity used to determine interest income earned on the obligation is the imputed rate based on the original issue discount calculation. In the case of a tax-exempt obligation with original issue discount where the discount based on the current market value of the obligation is less than the then remaining portion of the original issue discount (market premium), the yield to maturity used to determine interest income earned on the obligation is based on the market value of the obligation.

               With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), the High-Yield Series accounts for gain or loss attributable to actual monthly pay downs as an increase or decrease to interest income during the period. In addition, the High-Yield Series may elect (i) to amortize the discount or premium on a remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (ii) not to amortize the discount or premium on a remaining security.

               For purposes of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of each obligation in the High-Yield Series' portfolio each day that the obligation is in the portfolio. The High-Yield Series does not use equalization accounting in the calculation of yield. Expenses accrued during any base period, if any, pursuant to the Distribution Plan are included among the expenses accrued during the base period. Any reimbursement accrued pursuant to the Distribution Plan during a base period, if any, will reduce expenses accrued pursuant to such Plan, but only to the extent the reimbursement does not exceed the accrued expenses for the base period.


               The High-Yield Series' yield for the one-month period ended December 31, 1998 determined in accordance with the above formula is 3.28%.


               Average annual total return quotations are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                                   P(1 + T)n = ERV

Where: P    = a hypothetical initial payment of $1000

       T    = average annual total return

       n    = number of years

       ERV = ending redeemable value of a hypothetical $1000 payment made at the end of a designated period (or fractional portion thereof)


               For purposes of the above computation, it is assumed that all dividends and distributions made by the High-Yield Series are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%. The average annual total return for the High-Yield Series for the year ended December 31, 1998 was .74%. The average annual total return for the High Yield Series for the 5 year period ended December 31, 1998 was 5.85%. The average annual total return was 5.00% for the ten year period ended December 31, 1998.


               In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the High-Yield Series' mean account size.


               The High-Yield Series may also from time-to-time advertise its taxable equivalent yield. The High-Yield Series' taxable equivalent yield is determined by dividing that portion of the High-Yield Series' yield (calculated as described above) that is tax-exempt by one minus the stated marginal federal income tax rate and adding the product to that portion, if any,of the yield of the High-Yield Series that is not tax-exempt. The taxable equivalent yield of the High-Yield Series for the one-month period ended December 31, 1998 was 2.52% for a taxpayer whose income was subject to the then highest marginal federal income tax rate of 39.60%.


               The High-Yield Series' yield and average annual total return will vary from time-to-time depending on market conditions, the composition of the High-Yield Series' portfolio and operating expenses of the High-Yield Series. These factors and possible differences in the methods used in calculating yields and returns should be considered when comparing performance information regarding the High-Yield Series' to information published for other investment companies and other investment vehicles. Yields and return quotations should also be considered relative to changes in the value of the High-Yield Series' shares and the risk associated with the High-Yield Series' investment objective and policies. At any time in the future, yields and return quotations may be higher or lower than past yields or return quotations and there can be no assurance that any historical yield or return quotation will continue in the future. In addition, the yield and average annual total return figures set forth above in this Statement of Additional Information should be evaluated in light of the limited operating history of the High-Yield Series.




                              FINANCIAL STATEMENTS


                The Financial Statements for the High-Yield Series are incorporated by reference to the High-Yield Series' Audited Annual Report dated December 31, 1998. Shareholders will receive a copy of the Audited Annual Report at no additional charge when requesting a copy of the Statement of Additional Information.

                                    APPENDIX

                         Description of Municipal Bonds

               Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit, port facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Bonds if the interest paid thereon qualifies as exempt from federal income tax. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current federal tax laws place substantial limitations on the volume of such issues.

               The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The payment of such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds which are Municipal Bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors.

               The yields on Municipal Bonds are dependent on a variety of factors, including general money market conditions, supply and demand and general conditions of the Municipal Bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent their opinions as to the quality of various Municipal Bonds. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Bonds with the same maturity, coupon and rating may have different yields while Bonds of the same maturity and coupon with different ratings may have the same yield.

                       STATEMENT OF ADDITIONAL INFORMATION

                         CORNERSTONE FIXED INCOME FUNDS

                    CORNERSTONE TAX-FREE MONEY MARKET SERIES




             THIS STATEMENT IS DATED APRIL 30, 1999 AND SUPPLEMENTS
                     THE FUND'S PROSPECTUS OF THE SAME DATE.








               This Statement of Additional Information provides certain detailed information concerning the Tax-Free Money Market Series (the "Money Market Series") of Cornerstone Fixed Income Funds. It is not a prospectus. The Fund's Prospectus may be obtained, without charge, by writing to the Fund at Cornerstone Family of Funds, c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling (800) 322-6864. This Statement of Additional Information should be read in conjuction with the Fund's Prospectus dated April 30, 1999, and the Fund's Annual Report dated December 31, 1998, which are hereby incorporated by reference.

                                TABLE OF CONTENTS


                                                                          Page


FUND HISTORY .................................................................


NON-PRINCIPAL INVESTMENT  STRATEGIES AND  RISKS...............................


        INVESTMENT LIMITATIONS ...............................................

        MANAGEMENT OF THE FUND ...............................................

OWNERSHIP OF SECURITIES ......................................................

INVESTMENT MANAGEMENT AND OTHER SERVICES .....................................

        DISTRIBUTION PLAN ....................................................

        PORTFOLIO TRANSACTIONS................................................

        TAXES.................................................................

        DESCRIPTION OF SHARES.................................................

        CERTAIN LIABILITIES...................................................

PURCHASE OF SHARES ...........................................................

PRICING OF SHARES ............................................................

CALCULATION OF YIELD..........................................................

        FINANCIAL STATEMENTS..................................................

        APPENDIX...........................................................A-1

                                  FUND HISTORY


                  Cornerstone Fixed Income Funds (the "Fund") was organized as a Massachusetts business trust on March 19, 1987. On April 30, 1999, the Fund changed its name from Fundamental Fixed Income Fund to Cornerstone Fixed Income Funds. The Company has three series: Cornerstone High-Yield Municipal Bond Series, Cornerstone U.S. Government Strategic Income Fund, and Cornerstone Tax-Free Money Market Series (the "Money Market Series"). This Statement of
Additional Information pertains to the Money Market Series, which is an open-end, diversified management investment company.



                        INVESTMENT OBJECTIVE AND POLICIES


               The Prospectus of the Money Market Series dated April 30, 1999 (the "Prospectus") identifies the investment objective and the principal investment policies of the Money Market Series. Other investment policies and a further description of certain of the policies described in the Prospectus are set forth below.


               "When-Issued" Securities. As described in the Prospectus under "INVESTMENT OBJECTIVE AND POLICIES," the Money Market Series may purchase new issues of tax-exempt securities on a "when-issued" basis. In order to invest the Money Market Series' assets immediately, while awaiting delivery of securities purchased on a "when-issued" basis, short-term obligations that offer same day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities, short-term taxable securities may be purchased if suitable short-term tax-exempt securities are not available. When a commitment to purchase a security on a "when-issued" basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Because that policy currently recommends that an amount of the assets of the Money Market Series equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, cash or high-quality debt securities sufficient to cover any commitments are always expected to be available. Nonetheless, such purchases may involve more risk than other types of purchases, as described in the Prospectus.

               Standby Commitments. The Money Market Series may acquire standby commitments with respect to Municipal Bonds held in its portfolio. A standby commitment is an agreement in which a dealer agrees to purchase, at the Money Market Series' option, specified Municipal Bonds at specified prices. The total amount paid by the Money Market Series for outstanding standby commitments it holds will not exceed 1/2 of 1% of the Money Market Series' total assets calculated immediately after each standby commitment is acquired. The acquisition of a standby commitment will not affect the valuation of the underlying security, which will continue to be valued in accordance with the amortized cost method. See "DETERMINATION OF NET ASSET VALUE" below. The actual standby commitment will be valued at zero in determining net asset value. The cost of the standby commitment will be reflected as an unrealized loss for the period during which the commitment is held by the Money

Market Series and will be reflected in realized gain or loss when the commitment is exercised or expires.

               Temporary Defensive Investments. The Money Market Series may, from time to time, take temporary defensive positions that are inconsistent with its prinicpal investment strategies. Such investments are made only under conditions that in the opinion of the investment adviser of the Money Market Series make such investments advisable. For example, the Money Market Series may invest in taxable obligations pending investment in municipal bonds of proceeds from the sale of its shares or investments or to ensure the liquidity needed to satisfy redemptions of shares and the day-to-day operating expenses of the Money Market Series. The Money Market Series invests in only those taxable obligations that are (1) rated AA or higher by S&P or Aa or higher by Moody's or unrated but judged by its investment adviser to be of at least comparable quality, (2) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or (3) obligations of banks (including certificates of deposit, bankers' acceptances, and repurchase agreements) with at least $1,000,000,000 of assets. No more than 50% of the assets of the Money Market Series may be invested in taxable obligations at any one time, and the Money Market Series anticipates that on a 12-month average, taxable obligations will constitute less than 10% of the value of its total investments.


               Private  Activity  Bonds.  The Internal  Revenue Code of 1986, as
amended (the "Code") treats interest from certain municipal bonds (referred to as private activity bonds) as a tax preference item under the alternative minimum tax. Thus, corporate and individual shareholders may incur an alternative minimum tax liability as a result of receiving tax-exempt dividends from the Money Market Series to the extent such dividends are attributable to interest from private activity bonds. The Money Market Series will invest in private activity bonds only when it believes that the yield disparity between private activity bonds and other municipal bonds makes an investment in private activity bonds attractive. In addition, because all tax-exempt dividends are included in a corporate shareholder's adjusted current earnings (which are used in computing a separate preference item for corporations), corporate shareholders may incur an alternative minimum tax liability as a result of receiving any tax-exempt dividends from the Money Market Series. Tax-exempt interest and income referred to throughout this Prospectus means interest and income that is excluded from gross income for federal income tax purposes but may be a tax preference item subject to the alternative minimum tax. Further, such tax-exempt interest and income may be subject to taxation under the tax laws of any state or local taxing authority.


               Portfolio Turnover. Pursuit by the Money Market Series of its investment objective may lead to frequent changes in the securities held in its portfolio, which is known as "portfolio turnover." Portfolio turnover may involve payments by the Money Market Series of broker commissions, dealer spreads and other transaction costs relating to the purchase and the sale of securities. Portfolio turnover rate for a given fiscal year is calculated by dividing the lesser of the amount of the purchases or the amount of the sales of portfolio securities during the year by the monthly average of the value of the portfolio securities during the year.

                             INVESTMENT LIMITATIONS

               In addition to its investment objective, the Money Market Series has adopted the following policies as "fundamental policies," which cannot be changed without the approval of the holders of a majority of the shares of the Money Market Series (which, as used in this Statement of Additional Information, means the lesser of (i) more than 50% of the outstanding shares, or (ii) 67% or more of the shares present at a meeting at which holders of more than 50% of the outstanding shares are represented in person or by proxy). The Money Market Series may not:

               1. purchase the securities of any issuer, if, as a result of such purchase, more than 25% of its total assets would be invested in non-governmental industrial revenue bonds, the payment of the principal and interest on which are the responsibility of issuers in the same industry, provided that it may invest more than 25% of its total assets in industrial revenue bonds, in banks or in U.S. government securities;

               2. borrow money, except to meet redemptions in amounts not exceeding 33 1/3% (taken at the lower of cost or current value) of its total assets (including the amount borrowed);

               3. commit more than 10% of its assets to illiquid securities, including repurchase agreements that mature in more than seven days;

               4.  make short sales of securities;

               5.  purchase securities on margin;

               6. write, purchase or otherwise invest in any put (except for standby commitments, as described in the Prospectus), call, straddle or spread option or buy or sell real estate, commodities or commodity futures contracts or invest in oil, gas or mineral exploration or development programs;

               7. make loans to any person, except by (a) the purchase of a debt obligation in which the Money Market Series is permitted to invest and (b) engaging in repurchase agreements;

               8. knowingly purchase any security that is subject to legal or contractual restrictions on resale or for which there is no readily available market;

               9. purchase or retain the securities of any issuer if any officer or Trustee of the Fund or of the Fund's investment advisor is an officer or director of such issuer and owns beneficially more than 1/2 of 1% of the securities of such issuer and all of the officers and Trustees of the Fund and of the Fund's investment advisor together own more than 5% of the securities of such issuer;

                10. act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities;

                11. invest in companies for the purpose of exercising control or management; or

                12. issue senior securities.


               For the purposes of the Money Market Series' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal and interest on the security.

               Operating Policies. The Money Market Series has adopted the following operating policy which is not fundamental and which may be changed without shareholder approval: To comply with certain state statutes, the Money Market Series will not pledge, mortgage or hypothecate its portfolio securities if at the time the value of the securities so pledged, mortgaged or hypothecated would exceed 10% of the value of the Money Market Series.

               Percentage Restrictions. If a percentage restriction on investment or utilization of assets set forth above is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities of the Money Market Series will not be considered a violation of such policy.

The Money Market Series has adopted a number of investment restrictions and policies that may help to reduce risk:

        * The Money Market Series will not purchase a municipal bond if as a result more than 25% of the assets of the Money Market Series would be invested in the securities of a particular industry. This limitation does not apply to the investment of its assets in banks, U.S. Government securities, or federal agency obligations.

        * The Money Market Series will not borrow money except to meet redemptions, and then in amounts not exceeding 33.33% (taken at the lower of cost or current value) of its total assets (including the amount borrowed) or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of the dollar amounts borrowed.

        *      At no time will the Money Market  Series  commit more than 10% of
               its  assets  to   illiquid   securities,   including   repurchase
               agreements that mature in more than seven days.

        Borrowings are subject to the additional restriction that the value of the Money Market Series' assets, less its liabilities other than borrowings, must always be equal to or greater than 300% of all of its borrowings (including the proposed borrowing). If this 300% coverage requirement is not met, the Money Market Series must, within three days, reduce its debt to the extent necessary to meet such coverage requirement, and to do so, it may have to sell a portion of its investments at a time when such a sale would otherwise be inadvisable. Interest on money borrowed is an expense of the Money Market Series.


                             MANAGEMENT OF THE FUND

Trustees and Officers


               The business of the Company is managed under the direction of the Board of Trustees. Specifically, the Board of Trustees is responsible for oversight of the Money Market Series by reviewing and approving necessary agreements with the Money Market Series' service providers, and mandating policies for the Money Market Series' operations.

               Trustees and officers of the Fund, together with information as to their principal business occupations during the last five years, are shown below. Each trustee who is considered to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by as asterisk (*). The Board Members listed below were elected by the Fund's shareholders at a Special Meeting held on March 12, 1999.

=====================================================================================================
                                      Position(s) Held         Principal Occupation(s) During
Name, Address, and Age                with Fund                Past Five Years
-----------------------------------------------------------------------------------------------------

William J. Armstrong                  Trustee                  Vice President and Treasurer,
Ingersoll-Rand Company                                         Ingersoll-Rand Company (5/86 -
200 Chestnut Ridge Road                                        Present); Trustee, Chase  Vista
Woodcliff Lake, NJ 07675                                       Funds.


Age:  56
-----------------------------------------------------------------------------------------------------

L. Greg Ferrone                       Trustee                  Consultant (3/99 - Present);
83 Ronald Court                                                Senior Manager, ARC Partners
Ramsey, New Jersey 07446                                       (10/97 -  3/99); Consultant,

                                                               IntraNet, Inc. (4/90 - 10/97);
Age:  47                                                       Sales & Marketing Director,
                                                               RAV Communications (4/85 -
                                                               4/90); Vice President/Regional
                                                               Manager, National Westminster
                                                               Bank USA (3/78 - 4/85).
-----------------------------------------------------------------------------------------------------

Stephen C. Leslie*                    President and            Chairman and CEO,
Cornerstone Equity Advisors           Trustee                  Cornerstone Equity Advisors,
Inc.                                                           Inc. (6/97 - Present); Partner,
67 Wall Street                                                 Wall Street Capital Group (3/97
New York, New York 10005                                       - 6/97); Partner, Wall Street

                                                               Investment Corp. (11/95 -3/97);
Age:  45                                                       Partner, Tucker Anthony
                                                               Securities (8/95 - 10/95); Senior
                                                               Vice President, Pryor
                                                               McClendon Counts & Co. (5/94
                                                               - 8/95); Senior Vice President,
                                                               Siebert Capital Markets (6/93 -
                                                               5/94).
-----------------------------------------------------------------------------------------------------

G. John Fulvio*                       Treasurer/Chief          Treasurer, Cornerstone Equity
Speer & Fulvio                        Financial Officer        Advisors, Inc. (4/97 - Present);
60 East 42nd  Street                  and Trustee              Partner, Speer & Fulvio (3/87 -
New York, New York  10165                                       Present).

Age: 41

-----------------------------------------------------------------------------------------------------


                                     - 8 -

-----------------------------------------------------------------------------------------------------

Leroy E. Rodman                       Trustee                  Counsel, Morrison, Cohen,
Morrison, Cohen, Singer &                                      Singer & Weinstein, LLP
Weinstein LLP                                                  (1996 - Present); Senior Partner,
750 Lexington Avenue                                           Teitelbaum, Hiller, Rodman,
New York, NY  10022                                            Paden & Hibsher, P.C. (1990 -

                                                               1996).
Age:  85
-----------------------------------------------------------------------------------------------------

Dr. Yvonne Scruggs-Leftwich           Trustee                  Executive Director and Chief
11510 Bucknell Drive                                           Operating Officer, Black
Condo #204                                                     Leadership Forum, Inc.;
Wheaton, MD  20902                                             Director, Joint Center For

                                                               Political and Economic Studies
Age: 65                                                        (1991 - Present).
=====================================================================================================



               Mr. Leslie is the chief portfolio manager and Mr. Fulvio the Treasurer of the Fund's adviser, Cornerstone Equity Advisors, Inc. All of the Trustees of the Fund are also Trustees of The California Muni Fund and Directors of Cornerstone Funds Inc.

               For services and attendance at board meetings and meetings of committees which are common to the Fund, Cornerstone Funds, Inc. and The
California Muni Fund (other affiliated mutual funds for which the Fund's investment manager acts as the investment adviser), each Trustee of the Fund who is not affiliated with the Fund's investment manager is compensated at the rate of $5,000 per quarter prorated among the three funds based on their respective net assets at the end of each quarter. Each such Trustee is also reimbursed by the three funds, on the same basis, for actual out-of-pocket expenses relating to his or her attendance at meetings. Some Trustees received additional compensation at a rate of $125 per hour for services related to servicing on the Portfolio Review Committee. As of the date of this Statement of Additional Information, Trustees and officers of the Fund as a group owned beneficially less than 1% of the Money Market Series' outstanding shares.



                               COMPENSATION TABLE

                     (for each current Board Member for the
                      most recently completed fiscal year)

==========================================================================================================
                                               Pension or                                   Total
                                               Retirement                               Compensation
                          Aggregate         Benefits Accrued     Estimated Annual       From Fund and
Name of Person*,         Compensation       as Part of Fund        Benefits Upon        Fund Complex
Position                  From Fund             Expenses            Retirement        Paid to Trustees
--------                  ---------             --------            ----------        ----------------


                                     - 9 -

----------------------------------------------------------------------------------------------------------
L. Greg Ferrone,           $12,401                N/A                   N/A                $19,500
Trustee
==========================================================================================================

* Mr. Ferrone is the only current Board Member who served in that capacity during the fiscal year ended 1998.

                             OWNERSHIP OF SECURITIES


               As of March 31, 1999, no person owned beneficially or of record more than 5% of the outstanding shares of the Money Market Series. As of that date, the officers and Board Members of the Money Market Series beneficially owned less than 1% of the shares of the Money Market Series.



                           INVESTMENT MANAGEMENT AND OTHER SERVICES

Advisory Services


               The Money Market Series is currently managed by Cornerstone Equity Advisors, Inc. ("Cornerstone" or the "Manager"). Cornerstone's Chairman and Chief Executive Officer is Mr. Stephen C. Leslie, who is also President of the Money Market Series. Mr. Leslie is one of two individuals who may be considered a "control person" of Cornerstone. Cornerstone's Treasurer, Mr. G. John Fulvio, is the Treasurer and Chief Financial Officer of the Money Market Series. Mr. Fulvio is not considered a "control person" of Cornerstone.


               Cornerstone receives an advisory fee equal to the following percentages of the Fund's average daily net asset value:


Average Daily Net Asset Value                             Annual Fee Payable

Net asset value to $500,000,000                                         .75%
Net asset value of $500,000,000 or more but less than $1,000,000,000    .72%
Net asset value of $1,000,000,000 or more                               .70%



               The fee levels noted above are identical to those received by the Money Market Series' previous advisers, Tocqueville Asset Management, L.P. ("Tocqueville"), and Fundamental Portfolio Advisors, Inc. ("FPA").

               From September 29, 1998 to December 31, 1998 Cornerstone received an aggregate advisory fee of $46,064. From June 1, 1998 to September 28, 1998 Tocqueville, as an interim adviser, received an aggregate advisory fee of $20,732. From January 1, 1998 to May 30, 1998 FPA received an aggregate advisory fee of $90,268. For the fiscal year ended December 31, 1997 FPA received an aggregate advisory fee of $245,844. For the fiscal year ended December 31, 1996 FPA received an aggregate advisory fee of $787,962.

Administrator, Transfer Agent, and Accounting Agent


               Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53201-0701 currently acts as Administrator, Transfer Agent, and Accounting Agent of the Fund. Firstar Mutual Fund Services, LLC provides various administrative and accounting services necessary for the operations of the Fund. Services provided by the Administrator include: facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Fund's general ledger, the preparation of the Fund's financial statements, the determination of the net asset value of the Fund's assets and the declaration and payment of dividends and other distributions to shareholders; and preparing specified financial, tax and other reports. The Fund pays the Administrator an annual fee for administrative services of 0.06% on the first $200 million on the Fund's average net assets; 0.05% of the next $300 million of the Fund's average net assets; 0.03% of the remaining value of the Fund's average net assets, subject to a minimum annual fee of $30,000 for the Money Market Series. The Fund reimburses the Administrator for certain out-of-pocket expenses. In addition, the Fund pays Firstar Mutual Funds Services, LLC a fee for accounting services of $25,000 on the first $40 million of assets, and 0.02% annually on the next $200 million of such assets; 0.01% of any remaining assets, determined as of the end of the month; plus certain expenses.



Custodian and Independent Public Accountant

               Firstar Bank Milwaukee, N.A. (the "Bank"), 615 East Michigan Street, Milwaukee, WI 53201-0701, acts as Custodian of the Fund's cash and securities.


                McGladrey & Pullen, LLP acts as independent certified public accountants for the Fund, performing an annual audit of the Fund's financial statements and preparing its tax returns.



                                DISTRIBUTION PLAN


               The Fund has entered into a Distribution Agreement with Cresvale International (US) LLC ("Cresvale"). The Trustees who are not, and were not at the time they voted, interested persons of the Money Market Series, as defined in the 1940 Act (the "Independent Trustees"), have approved the Distribution Agreement. The Distribution Agreement provides that Cresvale will bear the distribution expenses of the Money Market Series not borne by the
 Money Market Series. The Distribution Agreement was approved by action of the Trustees of the Fund on February 10, 1999. The Distribution Agreement will continue in effect from year-to-year if it is specifically approved, at least annually, in the manner required by the 1940 Act.

               Cresvale bears all expenses it incurs in providing services under the Distribution Agreement. Such expenses include compensation to it and to securities dealers and other financial institutions and organizations such as banks, trust companies, savings and loan associations and investment advisors for distribution related and/or administrative services performed for the Money Market Series. Cresvale also pays certain expenses in connection with the distribution of the Money Market Series' shares, including the cost of preparing, printing and distributing advertising or promotional materials. The Money Market Series bears the cost of registering its shares under federal and state securities law.

               The Money Market Series and Cresvale have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, Cresvale will use its best efforts in rendering services to the
 Money Market Series.

                The Money Market Series has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which the High-Yield Series pays Cresvale compensation accrued daily and paid monthly at the annual rate of 1/2 of 1.0% of the Money Market Series' average daily net assets. The Plan was adopted by a majority vote of the Board of Trustees, including all of the Independent Trustees (none of whom had or have any direct or indirect financial interest in the operation of the Plan), cast in person at a meeting called for the purpose of voting on the Plan on September 29, 1987 by the then sole shareholders of the Money Market Series.

               Pursuant to the Plan, Cresvale provides the Money Market Series, for review by the Trustees, and the Trustees review, at least quarterly, a written report of the amounts expended under the Plan and the purpose for which such expenditures were made.

               No interested person of the Money Market Series nor any Trustee of the Fund who is not an interested person of the Money Market Series, as defined in the 1940 Act, has any direct financial interest in the operation of the Plan except to the extent that Cresvale and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended thereunder by the Money Market Series.

               The Plan has been approved and will continue in effect from year-to-year thereafter, provided such continuance is approved annually by vote of the Trustees in the manner described above. It may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Money Market Series, and material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Money Market Series, and with no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the Money Market Series (as defined in the 1940 Act). The Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act). So long as the Plan is in effect, the election and nomination of the

Independent Trustees shall be committed to the discretion of the Independent Trustees. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.


               During the year ended December 31, 1998, the Money Market Series paid $95,728 for expenses incurred pursuant to the Plan, which amount was spent in the distribution of the Money Market Series' shares, including expenses for: advertising -- ($678); printing and mailing of Prospectuses to other than current shareholders -- ($3,135); and sales, and shareholder servicing support services and other distribution services, -- ($91,915). Of the amount paid by the Money Market Series during last year, $81,827 was paid to Fundamental Service Corporation and $9,000 was paid to Tocqueville Securities, LP. for expenses incurred and services rendered by it pursuant to the Plan.



                             PORTFOLIO TRANSACTIONS

               All orders for the purchase or sale of portfolio securities are placed on behalf of the Money Market Series by the Manager pursuant to authority contained in the Management Agreement (subject to the right of the Trustees to reverse any such transaction). The Manager is and may in the future also be responsible for the placement of transaction orders for the other series of the Fund and other funds for which the Manager acts as investment advisor. Securities purchased and sold on behalf of the Money Market Series will be traded on a net basis (i.e. without commission) through dealers acting for their own account and not as brokers or otherwise involve transactions directly with the issuer of the instrument. In selecting brokers or dealers, the Manager will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the
security  to  be  purchased  or  sold;  the  execution  efficiency,   settlement
capability, and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

               Dealers may be selected who provide brokerage and/or research services to the Fund or Money Market Series and/or other investment companies over which the Manager exercises investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Manager maintains a listing of dealers who provide such services on a regular basis. However, because it is anticipated that many transactions on behalf of the Money Market Series, other series of the Fund and other funds over which the Manager exercises investment discretion are placed with dealers (including dealers on the list) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided.

               The receipt of research from dealers may be useful to the Manager in rendering investment management services to the Money Market Series and/or other series of the Fund and other funds over which the Manager exercises investment discretion, and conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other clients of the Manager may be useful to the Manager in carrying out its obligations to the Money Market Series. The receipt of such research has not reduced the Manager's normal independent research activities; however, it enables the Manager to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

               Dealers who execute portfolio transactions on behalf of the Money Market Series may receive spreads or commissions which are in excess of the amount of spreads or commissions which other brokers or dealers would have charged for effecting such transactions. In order to cause the Money Market Series to pay such higher spreads or commissions, the Manager must determine in good faith that such spreads or commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing broker or dealers viewed in terms of a particular transaction or the Manager's overall responsibilities to the Money Market Series, the Fund or the Manager's other clients. In reaching this determination, the Manager will not attempt to place a specific dollar value on the brokerage and/or research services provided or to determine what portion of the compensation should be related to those services.

               The Manager is authorized to place portfolio transactions with dealer firms that have provided assistance in the distribution of shares of the Money Market Series or shares of other series of the Fund or other funds for which the Manager acts as investment advisor if it reasonably believes that the quality of the transaction and the amount of the spread are comparable to what they would be with other qualified dealers.

               During the years ended December 31, 1989 through 1998 the Money Market Series did not pay any brokerage commissions.


               The Fund's Trustees and brokerage allocation committee (comprised solely of non-interested Trustees) periodically review the Manager's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Money Market Series and the Fund and review the dealer spreads paid by the Money Market Series and the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund and its portfolios.



                                      TAXES

               The following is only a summary of certain additional federal income tax considerations generally affecting the Money Market Series and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Money Market Series or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.


Qualification as a Regulated Investment Company

               The Money Market Series has elected to be taxed as a regulated investment company for federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Money Market Series is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Money Market Series made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

               In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

               In general, gain or loss recognized by the Money Market Series on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by the Money Market Series at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Money Market Series held the debt obligation.

               Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

               In addition to satisfying the requirements described above, the Money Market Series must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Money Market Series' taxable year, at least 50% of the value of the Money Market Series' assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Money Market Series has not invested more than 5% of the value of the Money Market Series' total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Money Market Series controls and which are engaged in the same or similar trades or businesses.

               If for any taxable year the Money Market Series does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Money Market Series' current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

               A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

               For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

               The Money Market Series intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the

Money Market Series may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.


Money Market Series Distributions

               The Money Market Series anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporate shareholders.

               The Money Market Series may either retain or distribute to shareholders its net capital gain for each taxable year. The Money Market Series currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend, will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Money Market Series prior to the date on which the shareholder acquired his shares.

               The Money Market Series intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Money Market Series' taxable year at least 50% of the Money Market Series' total assets consists of tax-exempt municipal obligations. Distributions from the Money Market Series will constitute exempt-interest dividends to the extent of the Money Market Series' tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Money Market Series are excluded from gross income for federal income tax purposes. However, shareholders required to file federal income tax returns will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by the Money Market Series of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

               AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 generally will constitute an item of tax preference includable in AMTI for both corporate and noncorporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

               Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of the Money Market Series is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Money Market Series. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by the Money Market Series will likely be subject to tax on dividends paid by the Money Market Series which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

               Distributions by the Money Market Series that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain realized from the sale of the shares, as discussed below.

               Distributions by the Money Market Series will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Money Market Series (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Money Market Series reflects realized but undistributed income or gain, or unrealized appreciation in the value of the assets held by the Money Market Series, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

               Ordinarily, shareholders are required to take distributions by the Money Market Series into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Money Market Series) on December 31 of such calendar year provided such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

               The Money Market Series will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure properly to report the receipt of interest or dividend income, or (3) who has failed to certify to the Money

Market Series that it is not subject to backup withholding or that it is an "exempt recipient" (such as a corporation).


Sale or Redemption of Shares

               The Money Market Series seeks to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that the Money Market Series will do this. If the net asset value varies from $1.00 per share, a shareholder will recognize gain or loss on the sale or redemption of shares of the Money Market Series in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Money Market Series within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Money Market Series will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.


Foreign Shareholders

               Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Money Market Series is "effectively connected" with a U.S. trade or business carried on by such shareholder.

               If the income from the Money Market Series is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to the shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale or redemption of shares of the Money Market Series, capital gain dividends and exempt-interest dividends and amounts retained by the Money Market Series that are designated as undistributed capital gains.

               If the income from the Money Market Series is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income and capital gain dividends received in respect of, and any gains realized on the sale of shares of, the Money

Market Series will be subject to U.S. federal income tax at the rates applicable to U.S. taxpayers.

               In the case of a foreign noncorporate shareholder, the Money Market Series may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or subject to withholding at a reduced treaty rate) unless the shareholder furnishes the Money Market Series with proper notification of its foreign status.

               The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Money Market Series, including the applicability of foreign taxes.


Effect of Future Legislation; Local Tax Considerations

               The foregoing general discussion of U.S. federal income tax consequences is based on the Code and Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

               Rules of state and local taxation of ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Money Market Series.


                              DESCRIPTION OF SHARES

               The Fund's Declaration of Trust permits its Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest (without par value), which may be divided into such separate series as the Trustees may establish. The Fund currently has three series of shares: the Money Market Series, the High-Yield Municipal Bond Series and the Fundamental U.S. Government Strategic Income Fund Series. The Trustees may establish additional series of shares, and may divide or combine the shares of a series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. Each share represents an equal proportionate interest in the relevant series with each other share of such series. The shares of any additional series would participate equally in the earnings, dividends and assets of the particular series, and would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series would vote together in the election and selection of Trustees and accountants. Upon liquidation of the Fund, the Fund's shareholders are entitled to share pro rata in the Fund's net assets available for distribution to shareholders.

               Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees. No material amendment may be made to the Fund's Declaration of Trust without the affirmative vote of a majority of its shares. Shares have no preemptive or conversion rights. Shares are fully paid and non-assessable, except as set forth below. See "Certain Liabilities."


                               CERTAIN LIABILITIES

               As a Massachusetts business trust, the Fund's operations are governed by its Declaration of Trust dated March 19, 1987, a copy of which is on file with the office of the Secretary of The Commonwealth of Massachusetts. Theoretically, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund or any series of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Moreover, the Declaration of Trust provides for the indemnification out of Fund property of any shareholders held personally liable for any obligations of the Fund or any series of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability would be limited to circumstances in which the Fund itself will be unable to meet its obligations. In light of the nature of the Fund's business, the possibility of the Fund's liabilities exceeding its assets, and therefore a shareholder's risk of personal liability, is extremely remote.

               The Declaration of Trust further provides that the Fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Fund. The Declaration of Trust does not authorize the Fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

                               PURCHASE OF SHARES


                For information regarding the manner in which shares of the Money Market Series are offered to the public, see "Purchase of Shares" in the Prospectus.

                                PRICING OF SHARES


               The net asset value per share of the Money Market Series is determined as of the close of trading on the New York Stock Exchange (currently 4:00 P.M., New York time) on each day that both the New York Stock Exchange and the Money Market Series' custodian bank are open for business. The net asset value per share of the Money Market Series is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. On any day in which no purchase orders for the shares of the Money Market Series become effective and no shares are tendered for redemption, the net asset value per share is not determined.

               Except as set forth in the following paragraph, the Money Market Series' portfolio instruments are valued on each business day on the basis of amortized cost. This technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Series would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Money Market Series computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Money Market Series resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Money Market Series would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors in the Money Market Series would receive less investment income. The converse would apply in a period of rising interest rates.


               Standby commitments will be valued at zero in determining net asset value. "When-issued" securities will be valued at the value of the security at the time the commitment to purchase is entered into.

               The valuation of the Money Market Series' portfolio instruments based upon their amortized cost and the concomitant maintenance of the Money Market Series' per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, pursuant to which the Money Market Series must adhere to certain conditions. The Money Market Series must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in securities determined by the Trustees to present minimal credit risks. (See the Prospectus for additional information). The maturities of variable rate demand instruments held in the Money Market Series' portfolio will be deemed to be the longer of the demand period, or the period remaining until the next interest rate adjustment, although stated maturities may be in excess of one year. The Trustees must establish procedures designed to stabilize, to the extent reasonably possible, the Money Market Series' price per share as computed for the purpose of sales and redemptions at a single value. It is the intention of the Money Market Series to maintain a per-share net asset value of $1.00 but there can be no assurance of this. Such procedures will include review of the Money Market Series' portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Money Market Series' net asset value calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation exists, they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.


                              CALCULATION OF YIELD

               The Money Market Series' yield quotations as they may appear in the Prospectus, this Statement of Additional Information or in advertising and sales material are calculated by a standard method prescribed by the Securities and Exchange Commission. Under this method, the yield quotation is based on a hypothetical account having a balance of exactly one share at the beginning of a seven-day period.

               The yield quotation is computed as follows: The net change, exclusive of capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period is determined by subtracting a hypothetical charge reflecting expense deductions from the hypothetical account, and dividing the net change in value by the value of the share at the beginning of the base period. This base period return is then multiplied by 365/7 with the resulting yield figure carried to the nearest 100th of 1%. The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and any such additional shares, and all fees that are charged to the Money Market Series, in proportion to the length of the base period and the Money Market Series' average account size (with respect to any fees that vary with the size of an account).

               The Money Market Series also may advertise a quotation of effective yield. Effective yield is computed by compounding the unannualized base period return determined as in the preceding paragraph by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

        Effective Yield = [(Base Period Return + 1) 365/7] - 1.

               The Money Market Series' taxable equivalent yield is determined by dividing that portion of the Money Market Series' yield (calculated as described above) that is tax-exempt by one minus a stated marginal federal income tax rate and adding the product to that portion, if any, of the yield of the Money Market Series that is not tax-exempt. The Money Market Series' taxable equivalent effective yield is determined by dividing that portion of the Money Market Series' effective yield (calculated as described above) that is tax-exempt by one minus a stated marginal federal income tax rate and adding the product to that portion, if any, of the effective yield of the Money Market Series that is not tax-exempt. The Money Market Series' taxable equivalent yield and taxable equivalent effective yield assume that the proportion of income of the Money Market Series that is tax-exempt over the seven-day period used in determining the yield and effective yield quotations is constant over the 52-week period over which such yield quotations are annualized.


               The yield and effective yield of the Money Market Series for the seven-day period ended December 31, 1998 was 1.67% and 1.68%, respectively.

               The taxable equivalent yield and taxable equivalent effective yield of the Money Market Series for the seven-day period ended December 31, 1998 was .28% and .28%, respectively, for a taxpayer whose income was subject to the then highest marginal federal income tax rate of 39.6%.



                              FINANCIAL STATEMENTS


                The Financial Statements for the Money Market Series are incorporated by reference to the Money Market Series' Audited Annual Report dated December 31, 1998. Shareholders will receive a copy of the Audited Annual Report at no additional charge when requesting a copy of the Statement of Additional Information.

                                    APPENDIX

                         Description of Municipal Bonds

               Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit, port facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Bonds if the interest paid thereon qualifies as exempt from federal income tax. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current federal tax laws place substantial limitations on the volume of such issues.

               The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The payment of such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds which are Municipal Bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors.

               The yields on Municipal Bonds are dependent on a variety of factors, including general money market conditions, supply and demand and general conditions of the Municipal Bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent their opinions as to the quality of various Municipal Bonds. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Bonds with the same maturity, coupon and rating may have different yields while Bonds of the same maturity and coupon with different ratings may have the same yield.

                         CORNERSTONE FIXED INCOME FUNDS
                       REGISTRATION STATEMENT ON FORM N-1A

                            PART C. OTHER INFORMATION

Item 23.  Exhibits
                    (a)  Declaration of Trust.*
                    (b)  By-Laws of Registrant.*
                    (c)  None.
                    (d) Form of Advisory Agreement with Cornerstone Equity Advisors, Inc.
                    (e)  Inapplicable.
                    (f) Form of Distribution Agreement.* (g) Form of Custody Agreement.*
                    (h)  Inapplicable.
                    (i)  (a) Opinion of Counsel as to the legality of securities being issued.*
                         (b) Consent of Counsel is filed herewith.
                    (j)  Consent of Accountants is filed herewith.
                    (k)  None.
                    (l)  Form of Stock Purchase Agreement.*
                    (m) Form of Distribution and Marketing Plans (and related agreements)pursuant to Rule 12b-1 is filed herewith.
                    (n)  Financial Data Schedule is filed herewith.
                    (o)  Inapplicable.




Item 24.       Persons Controlled by or under Common Control with Registrant

               None.

Item 25.       Indemnification

               Except pursuant to the Declaration of Trust, dated March 13, 1987, establishing the Registrant as a Trust under Massachusetts law, there is no contract, arrangement or statute under which any Trustee, director, officer, underwriter, distributor or affiliated person of the Registrant is insured or indemnified. The Declaration of Trust provides that no Trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of

--------
* Previously filed.

such  person's  duties.  See  the  Registrant's   undertaking  with  respect  to
indemnification in Item 30 below.




Item 26.       Business and other Connections of Investment Advisor

               All of the information required by this item is set forth in the Forms ADV, as amended, of Cornerstone Equity Advisors, Inc.


  The following sections of such Forms ADV are incorporated herein by reference:

               (a)  Items 1 and 2 of Part 2; and

               (b)  Item 6, Business Background, of each Schedule D.

Item 27.       Principal Underwriters

               (a) Cresvale International (US) LLC is the distributor of shares of the Cornerstone U.S. Government Strategic Income Fund Series, Cornerstone High- Yield Municipal Bond Series and Cornerstone Tax- Free Money Market Series of the Registrant.

               (b)

                                Positions and                     Positions and
                                Offices with                      Offices with
Name*                           Distributor                       Registrant
-----                           -----------                       ----------

James F. Curley                 Chairman/Chief                    None
                                Executive Officer

Joseph R. Randazzo              Executive Vice                    None
                                President

Jerry Marer                     Executive Vice                    None
                                President

Jad Damouni                     International Sales               None

Fred Miller                     Chicago Sales and                 None
                                Administration

--------
*    Address of each person  listed  above is 55  Broadway,  New York,  New York
     10006.

Item 28.       Location of Accounts and Records

               The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Registrant, 67 Wall Street, New York, N.Y. 10005 and Firstar Trust Company, 615 East Michigan Street, Milwaukee, WI 53202, the Registrant's Custodian and Firstar Mutual Fund Services, LLC, 615 East
Michigan Street, Milwaukee, WI 53202, the Registrant's Administrator and Transfer Agent.


Item 29.       Management Services

               Inapplicable.

Item 30.       Undertakings

               The Registrant undertakes to limit indemnification of officers and Trustees as follows:

Indemnification

               Section 1. The Registrant shall indemnify each of its Trustees and officers (including persons who serve at the Registrant's request as directors, trustees or officers of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such Covered Persons action was in the best interest of the Registrant or (b) to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office ("disabling conduct"). Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compliance or as fines or penalties) shall be paid from time to time by the Registrant in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Registrant if it is ultimately determined that indemnification of such expenses is not authorized under Sections 1, 2 and 3 hereof, provided, however, that either (a) such Covered Person shall have provided appropriate security of such undertaking, (b) the Registrant shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under Sections 1 and 2 hereof.

Compromise Payment

               Section 2. Its to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication to a court, or by any body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Registrant or (b) is liable to the Registrant or its shareholders by reason of disabling conduct, indemnification shall be proved if (a) it is approved as in the best interests of the Registrant, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his or her action was in the best interests of the Registrant and is not liable to the Registrant or its shareholders Iq reasons of disabling conduct, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Registrant and that such indemnification would not protect such Covered Person against any liability to the Registrant to which he or she would otherwise be subject by reason of disabling conduct. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant or to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct or such Covered Person's office.

Indemnification Not Exclusive

               Section 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in Sections 1, 2 and 3 hereof, the term "Covered Persons" shall include such person's heirs, executors and administrators, and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Registrant as defined in Section 2(a)(19) of the 1940 Act, as amended (or who has been exempt from being an "interested person" by any rule, regulation or order of the Commission and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending). Nothing contained in Sections 1, 2 and 3 hereof shall affect any rights to indemnification to which personnel of the Registrant, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Registrant to purchase and maintain liability insurance on behalf of any such person; provided, however, that the Registrant shall not purchase or maintain any such liability insurance in contravention of applicable law, including without limitation the 1940 Act, and the rules and regulations thereunder.

               Registrant undertakes to furnish to each person to whom a prospectus relating to its Cornerstone U.S. Government Strategic Income Fund Series, Cornerstone Tax-Free Money Market Series or Cornerstone High-Yield Municipal Bond Series is delivered, a copy of the Fund's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 30th day of April, 1999.

                                    Registrant: CORNERSTONE FIXED INCOME FUNDS


                                    By:/s/ Stephen C. Leslie
                                       ---------------------------------------
                                            Stephen C. Leslie
                                            President

               Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                 SIGNATURES                   TITLE                                      DATE
                 ----------                   -----                                      ----
/s/ Stephen C. Leslie                         President (Principal                       April 30, 1999
-----------------------------                 Executive Officer) and
Stephen C. Leslie                             Trustee


/s/ L. Greg Ferrone
-----------------------------                 Trustee                                    April 30, 1999
*L. Greg Ferrone


G. John Fulvio
-----------------------------                 Treasurer (Principal                       April 30, 1999
G. John Fulvio                                Financial and Accounting
                                              Officer) and Trustee


/s/ William J. Armstrong
-----------------------------                 Trustee                                    April 30, 1999
*William J. Armstrong



-----------------------------                 Trustee                                    April 30, 1999
Leroy E. Rodman


/s/ Dr. Yvonne Scruggs-Leftwich
-----------------------------                 Trustee                                    April 30, 1999
*Dr. Yvonne Scruggs-Leftwich


*By:    /s/ Jules Buchwald
        ---------------------------------
        Jules Buchwald, Attorney-in-Fact
        pursuant to a power of attorney
        dated March 31, 1999, filed herewith;
        and with regard to L. Greg Ferrone,
        pursuant to a power of attorney dated
        April 24, 1991, previously filed with
        the Securities and Exchange Commission.

                                   Index to Exhibit
                                   ----------------

Ex. 99.B10        Consent of Kramer Levin Naftalis & Frankel LLP
Ex. 99.B11        Consent of McGladrey & Pullen, LLP
Ex. 99.B15        Forms of  Distribution  and Marketing Plans pursuant to Rule
                  12b-1 and related Agreements
Ex. 24.1          Power of Attorney William J. Armstrong
Ex. 24.2          Power of Attorney Dr. Yvonne Scruggs-Leftwich
Ex. 99.B27        Financial Data Schedules